LOGO: Nuveen Investments


Annual Report July 31, 2000

Municipal Closed-End
Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.


ARIZONA
NAZ

MICHIGAN
NUM
NMP

OHIO
NUO

TEXAS
NTX




Invest well.

Look ahead.

LEAVE YOUR MARK. SM


Photo of: Water
Photo of: People standing with horses.

Credit Quality
           HIGHLIGHTS As of July 31, 2000

    Contents

  1 Dear Shareholder
  3 NAZ Portfolio Managers' Comments
  6 NAZ Performance Overview
  7 Michigan Portfolio Managers' Comments
 10 NUM Performance Overview
 11 NMP Performance Overview
 12 NUO Portfolio Managers' Comments
 15 NUO Performance Overview
 16 NTX Portfolio Managers' Comments
 19 NTX Performance Overview
 20 Report of Independent Auditors
 21 Portfolio of Investments
 43 Statement of Net Assets
 44 Statement of Operations
 45 Statement of Changes in Net Assets
 47 Notes to Financial Statements
 53 Financial Highlights
 56 Build Your Wealth Automatically
 57 Fund Information


NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
Pie Chart:
AAA/U.S. GUARANTEED      65%
AA                       15%
A                         4%
BBB                      11%
NR                        1%
Other                     4%


NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
Pie Chart:
AAA/U.S. GUARANTEED      82%
AA                       10%
A                         5%
BBB                       3%


NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
Pie Chart:
AAA/U.S. GUARANTEED      66%
AA                       22%
A                         5%
BBB                       7%


NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
Pie Chart:
AAA/U.S. GUARANTEED      71%
AA                       14%
A                         4%
BBB                       7%
NR                        4%


NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
Pie Chart:
AAA/U.S. GUARANTEED      57%
AA                       11%
A                         9%
BBB                      22%
NR                        1%


--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End Exchange-Traded Funds let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of tax-free compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "Building and sustaining wealth requires sound, ongoing advice."



Dear SHAREHOLDER

The primary objective of your Nuveen Municipal Closed-End Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am very happy to report that your Fund continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages that follow this letter.

We believe that your Nuveen Municipal Closed-End Exchange-Traded Fund, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family financial goals.

New Ways to Think About Wealth
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.

Invest Well
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

Look Ahead
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, carefully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help us meet whatever opportunities and challenges the new century has to offer.

Leave Your Mark
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.



Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

September 18, 2000





Sidebar text: "We believe your Nuveen Municipal Closed-End Exchange-Traded Fund is well positioned to be a core element of your long-term investment program."

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

Portfolio Manager's COMMENTS

Portfolio manager Mike Davern reviews the state economy, its impact on the municipal market and recent Fund performance, and the key strategies used to manage the Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ). Mike, who has more than 17 years of experience as an investment professional, including eight years with Nuveen, has managed NAZ since 1998.

WHAT FACTORS AFFECTED THE ARIZONA ECONOMY OVER THE PAST 12 MONTHS?
To gain some perspective on what's been happening in Arizona, let's first take a look at the national economy. The U.S. is now well into its tenth year of uninterrupted economic expansion, the longest continuous expansion in the nation's history. Recently. the rapid pace of this growth has concerned the Federal Reserve, which continued to watch for any resurgence of inflation. To pre-empt this threat, the Fed in June 1999 began a series of six short-term interest rate increases that, by May 2000, had raised the federal funds target rate from 4.75% to 6.50%, the highest level in almost a decade. As the Fed signaled its willingness to continue tightening as long as it perceived the risk of inflationary pressures, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher.

In recent months, however, several economic indicators have begun to suggest that the Fed's tightening strategy may be having the desired effect of slowing the economy. Although the Fed has said it is too early to conclude that the risk of inflation is over, these positive trends could mean that the tightening cycle may be nearing its end. Investors continue to hope that the Fed successfully engineers a soft landing for the U.S. economy.

During the period under review, Arizona's economy continued to steam ahead at the second fastest pace in the nation (after Nevada), propelled by rapid job growth in the technology sector and continued population growth. Much of the employment increase within the high-tech sector stemmed from semiconductor manufacturing, the Internet, and business services. This expansion is expected to continue, as technology firms plan to add thousands of jobs to the Arizona economy, especially in the Phoenix area. The state also benefited from increasing amounts of venture capital, which led to strong employment gains in communications as well as business services. As of July 2000, the unemployment rate in Arizona was 3.6%, down from 4.4% in July 1999 and below the national average of 4.0%.

While a tight labor market has slowed employment growth in many other states, Arizona's rapidly expanding population has served to offset potential labor shortage problems. Since 1996, the state's population has grown at nearly four times the national rate, as both retirees and younger people continued to find Arizona attractive. This, in turn, has stimulated demand for housing and services in the state. Despite the overall economic growth, Arizona's per capita income levels continued to lag slightly behind the national average, due in part to the fixed incomes of the large retiree population. Although growth could slow slightly in the near term, Arizona is expected to remain one of the fastest growing states in the nation, fueled by the continued growth of Internet-related industries and strong infusions of venture capital. Overall, the economic prosperity of the past decade has benefited the balance sheets of many local governments in Arizona as well as the state itself. Tax receipts have generally exceeded budget projections, putting municipalities in the best financial shape in years while reducing credit concerns.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
In general, the cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. The Fed's six interest rate hikes pushed municipal yields higher, with a corresponding drop in municipal bond prices. During this period, the U.S. Treasury announced that it would buy back up to $30 billion of government debt in 2000 and reduce additional new issuance of certain maturities. The possibility of decreased supply in the Treasury market helped support the prices of these securities. Municipal bonds, on the other hand, were unaffected by this repurchase policy and felt the full effects of market forces. Over the 12 months ended July 2000, long-term municipal yields nationally rose 20 basis points, while 30-year Treasury yields dropped 30 basis points. This resulted in long-term municipal yields that were more than 101% of 30-year Treasury yields as of July 31, 2000, compared with the historical average of 86% for the period 1986-1999.

During the first seven months of 2000, new municipal issuance nationwide fell 20% from 1999 levels, as higher interest rates deterred municipalities from issuing new bonds and refinancing older debt. Arizona's year-to-date issuance also declined, but not as severely as the broad municipal market. Arizona's total of $1.4 billion of new bonds was down only 6% from the first seven months of 1999. Arizona is among the smaller states in terms of total municipal issuance, due in part to the fact that the state government is restricted from issuing general obligation bonds. Instead, the state relies on leases and pay-as-you-go financing to fund capital improvements.

Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past six months, demand from individual investors looking for diversification and income has improved, providing support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds. More recently, the combination of tight supply, encouraging economic reports, the Fed's stand-pat approach, and generally favorable market technicals have fueled a rally in the municipal market and boosted the prices of many individual bonds, with general obligation bonds, essential services revenue issues, and noncallable bonds most in demand.

HOW WAS NAZ'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
One of the strategies NAZ uses in an effort to enhance the dividends paid to common shareholders is leverage. The extent of this benefit, however, is tied in large degree to the short-term rates the Fund pays its MuniPreferred(R) shareholders. When short-term rates rise, the Fund must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders. As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000. As higher short-term rates had a corresponding impact on short-term municipal rates, NAZ's common share dividend was decreased in June 2000.

OVERALL, HOW DID NAZ PERFORM OVER THE PAST YEAR?
For the fiscal year ended July 31, 2000, NAZ produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes,the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.


                            TOTAL RETURN         LEHMAN      LIPPER
            MARKET YIELD          ON NAV  TOTAL RETURN1    AVERAGE2
-------------------------------------------------------------------
                      1 YEAR      1 YEAR         1 YEAR
                    TAXABLE-       ENDED          ENDED       ENDED
       7/31/00   EQUIVALENT3     7/31/00        7/31/00     7/31/00
-------------------------------------------------------------------
NAZ      5.58%         8.52%       1.61%          4.31%       2.10%
-------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NAZ in this report.


In recent months, as inflation fears continued to diminish, the prices of individual securities in the Fund began to show signs of recovery. Overall, however, the past 12 months were a period of rising interest rates. In this environment, NAZ's duration4 contributed to the relative underperformance of the Fund's total return on NAV compared with the Lehman Brothers Municipal Bond Index. Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. NAZ is a leveraged Fund, which, as noted, can enhance the dividends paid to common shareholders. However, leverage also has the effect of lengthening a Fund's duration. In addition, Fund durations are often lengthened as we implement strategies to maintain or improve call protection within a portfolio.

As of July 31, 2000, NAZ's duration was 9.91, compared with the unleveraged Lehman index's 7.50. We believe the longer duration and call protection of this Fund should help to strengthen the relative stability of its common share dividend over the long term and position the Fund to benefit from any market recovery.

WHAT ABOUT NAZ'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure



1 The performance of NAZ is compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Fund's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 34.5%.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

on the prices of many municipal bond investments, including NAZ. As shown in the chart on NAZ's Performance Overview page, the Fund's share price declined over the past year. Since the decline in share price was greater than the decline in the Fund's NAV, NAZ saw its premium (share price above NAV) narrow over the past 12 months. In our opinion, the fact that NAZ continued to trade at a premium despite the challenging bond market of the past 12 months demonstrates the market's recognition of the value of an investment in this Fund.

WHAT KEY STRATEGIES WERE USED TO MANAGE NAZ DURING THE 12 MONTHS ENDED JULY 31, 2000?
The past 12 months represented a challenging period for all fixed-income investments. However, we were able to take advantage of market conditions during this period to strengthen NAZ's long-term dividend-paying capabilities, extend the Fund's call protection, and enhance tax efficiency by offsetting potential capital gains with capital losses.

One purchase over the past year involved Maricopa County Education Facility bonds to support a charter school project. These bonds, which were classified as Baa3/non-rated, offered approximately 100 basis points of incremental yield compared with similarly structured AAA bonds. Since charter schools are an important part of the educational system in Arizona, these types of bonds historically have been well supported by the issuing agencies. To fund purchases such as this, we sold prerefunded or short call bonds at attractive prices that are favored by retail investors.

From a sector perspective, we continued to carefully watch the healthcare industry, which has been under considerable pressure from consolidation, reimbursement issues, and financial constraints. In our opinion, these conditions created several opportunities to purchase bonds from relatively strong issuers within the healthcare sector that carried very attractive prices relative to our estimation of their true underlying value. Over the past 12 months, we increased the Fund's healthcare exposure to 14% from 12%. This is an area where we rely on our research analysts for expert assessments, both on an industry and individual issuer level.

As of July 31, 2000, NAZ offered excellent credit quality, with 80% of its portfolio invested in bonds rated AAA/U.S. guaranteed and AA. The Fund's high allocation of AAA and AA securities enabled us to explore opportunities to enhance income by adding bonds from the lower credit quality groupings. At the end of July, NAZ had a 12% allocation of BBB and non-rated bonds, up from 8% a year ago. Additions in this area included the previously mentioned Maricopa County education bonds as well as pollution control revenue bonds issued by Coconino County for a Nevada Power Company project.

WHAT IS YOUR OUTLOOK FOR NAZ?
In terms of bond calls, NAZ currently offers excellent levels of call protection, with no scheduled calls until 2002. In November 2002, NAZ will reach its 10-year anniversary, which means that the Fund will begin to see the increased potential for calls. We already have begun to implement strategies designed to reduce the Fund's call exposure over this period, taking advantage of the market conditions of the past 12 months to eliminate approximately 6% of the portfolio scheduled to be called in 2002. As of July 31, 2000, NAZ's potential call exposure for 2002 stands at 16%. We plan to continue to actively manage the Fund in an effort to mitigate the longer-term effects of the bond call process, using strategies such as selling bonds with short calls, evaluating each sale on a case-by-case basis in light of market conditions at the time. We will also continue to closely monitor the market for opportunities to add bonds that extend call protection.

Going forward, we plan to focus on the same strategies that we have emphasized over the past year, including strengthening dividend-payment capabilities and enhancing the structure of the Fund. We believe the resurgence in demand for individual bonds on the part of retail investors could eventually have a favorable impact on the demand for bond funds, benefiting their share prices. Overall, we expect the market to continue to work its way through the current period of uncertainty, which may last beyond the fall elections. Opportunities often arise in these types of markets, and we are ready to take advantage of developing situations. We believe NAZ continues to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NAZ


Nuveen Arizona Premium Income Municipal Fund, Inc.

Performance OVERVIEW As of July 31, 2000

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/92
--------------------------------------------------
Share Price                                $14 5/8
--------------------------------------------------
Net Asset Value                             $14.25
--------------------------------------------------
Market Yield                                 5.58%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.09%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.52%
--------------------------------------------------
Fund Net Assets ($000)                     $92,287
--------------------------------------------------
Average Effective Maturity (Years)           17.87
--------------------------------------------------
Leverage-Adjusted Duration                    9.91
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -8.80%         1.61%
--------------------------------------------------
5-Year                         7.14%         5.91%
--------------------------------------------------
Since Inception                5.26%         5.85%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S.Guaranteed                                 21%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------


Bar Chart:
1999-2000 Monthly Tax-Free Dividends Per Share2
8/99              0.0705
9/99              0.0705
10/99             0.0705
11/99             0.0705
12/99             0.0705
1/00              0.0705
2/00              0.0705
3/00              0.0705
4/00              0.0705
5/00              0.0705
6/00              0.068
7/00              0.068



Line Chart:
Share Price Performance
8/6/99            16.75
                  16.625
                  16.56
                  16.25
                  16.25
                  16.25
                  15.94
                  15.5
                  15.56
                  15.56
                  15.38
                  15.31
                  15.38
                  15.44
                  15.19
                  15.25
                  15.19
                  14.88
                  14.5
                  14.13
                  13.88
                  13.94
                  13.69
                  13.75
                  14.06
                  14.38
                  14.25
                  14.06
                  14.06
                  14.06
                  14
                  13.81
                  13.81
                  13.75
                  13.94
                  13.88
                  13.94
                  13.94
                  14.19
                  14.13
                  13.94
                  14.13
                  14.38
                  14.5
                  14.44
                  14.38
                  14.31
                  14.5
                  14.5
                  14.56
                  14.63
7/31/00           14.625

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that also are exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 1999 of $0.0131 per share.

Nuveen Michigan Exchange-Traded Funds (NUM NMP)

Portfolio Manager's COMMENTS

Portfolio manager Mike Davern looks at the state economy, its impact on the municipal market and recent Fund performance, and the outlook for the Nuveen Michigan Exchange-Traded Funds. Mike, who has more than 17 years of experience as an investment professional, including eight years with Nuveen, has managed NUM and NMP since 1998.

WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
To gain some perspective on what's been happening in Michigan, let's first take a look at the national economy. The U.S. is now well into its tenth year of uninterrupted economic expansion, the longest continuous such expansion in the nation's history. The rapid pace of this expansion has been of great concern to the Federal Reserve, which continued to watch carefully for any resurgence of inflation. To pre-empt this threat, the Fed in June 1999 began a series of six short-term interest rate increases that, by May 2000, had raised the federal funds target rate from 4.75% to 6.50%, the highest level in almost a decade. As the Fed signaled its willingness to continue tightening as long as it perceived the risk of inflationary pressures, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher.

In recent months, however, several economic indicators have begun to suggest that the Fed's tightening strategy may be having the desired effect of slowing the economy. Although it is too early to conclude that the risk of inflation is over, these positive trends could mean that the tightening cycle may be nearing its end.

During the period under review, Michigan's economy continued to expand, although at a more moderate pace than national averages. The state's manufacturing sector, especially auto manufacturing, remained - and is expected to remain - the anchor of the Michigan economy. Although the state benefited from increasing diversification within the manufacturing sector as a whole, growing efficiency in the auto manufacturing process led to a number of job cuts in this industry. Michigan responded with an effort to attract more auto research and development companies to the state, creating additional high-tech jobs and increasing the demand for skilled workers. As of July 2000, the unemployment rate in Michigan was 3.5%, on par with July 1999's figure of 3.4% and below the national average of 4.0%.

Michigan's efforts to attract new companies have been somewhat hampered by the state's high cost of doing business, which is currently above the national average. In an attempt to enhance its competitive position, the state has instituted aggressive economic initiatives and plans to gradually phase out the state's single business tax. In the near term, Michigan's economy is expected to continue to show moderate growth, with job growth led by the construction and service industries.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
In general, the cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. The Fed's six interest rate hikes pushed municipal yields higher, with a corresponding drop in municipal bond prices. During this period, the U.S. Treasury announced that it would buy back up to $30 billion of government debt in 2000 and reduce additional new issuance of certain maturities. The possibility of decreased supply in the Treasury market helped support the prices of these securities. Municipal bonds, on the other hand, were unaffected by this repurchase policy and felt the full effects of market forces. Over the 12 months ended July 2000, long-term municipal yields nationally rose 20 basis points, while 30-year Treasury yields dropped 30 basis points. This resulted in long-term municipal yields that were more than 101% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first seven months of 2000, new municipal issuance nationwide fell 20% from 1999 levels. The decline in Michigan's issuance for this period exceeded that of the broad municipal market. Michigan's total of $2.3 billion was down 25% from the first seven months of 1999. This decline continued the trend begun last year, as rising interest rates deterred municipalities from issuing new bonds or refinancing old debt.

The decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past six months, demand from individual investors looking for diversification and income has improved, providing support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds. More recently, the combination of tight supply, encouraging economic reports, the Fed's stand-pat approach, and generally favorable market technicals rallied the municipal market and boosted the prices of many individual bonds, with general obligation bonds, essential services revenue issues, and noncallable bonds most in demand.

Overall, the economic prosperity of the past decade benefited the balance sheets of many municipalities, including the city of Detroit. In May, Fitch upgraded the credit quality rating for Detroit to A from A-, citing the city's improved fiscal management and economic resurgence. The state of Michigan maintained its rating of Aa1/AA+/AA+ by Moody's, Standard & Poor's and Fitch.

WERE THE DIVIDENDS OF THE NUVEEN MICHIGAN FUNDS AFFECTED BY THIS ENVIRONMENT? Both Michigan Funds use leverage in an effort to enhance the dividends paid to common shareholders. The extent of this benefit, however, is tied in large part to the short-term rates the Funds pay their MuniPreferred, shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000, and these actions had a corresponding impact on short-term municipal rates. Higher rates, combined with the eroding effect of a number of bond calls, led to a decrease in the common share dividend of NUM in June 2000. For NMP, however, good call protection helped reduce forced turnover and helped this Fund maintain its dividend over the past 12 months. As of July 31, 2000, NMP had provided shareholders with 63 consecutive months of steady or increasing dividends. Although we cannot control the direction of interest rates, we will continue to actively manage both Funds in an effort to mitigate the longer-term effects of the bond call process.

OVERALL, HOW DID THE FUNDS PERFORM OVER THE PAST YEAR?
For the fiscal year ended July 31, 2000, the Nuveen Michigan Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.



                                    TOTAL RETURN          LEHMAN     LIPPER
                  MARKET YIELD            ON NAV   TOTAL RETURN1   AVERAGE2
---------------------------------------------------------------------------
                                          1 YEAR          1 YEAR     1 YEAR
                             TAXABLE-      ENDED           ENDED      ENDED
             7/31/00      EQUIVALENT3    7/31/00         7/31/00    7/31/00
---------------------------------------------------------------------------
NUM            6.30%            9.55%      2.51%           4.31%      2.37%
---------------------------------------------------------------------------
NMP            6.25%            9.47%      2.95%           4.31%      2.37%
---------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


In recent months, as inflation fears continued to diminish, the prices of individual securities held by the Michigan Funds began to show signs of recovery. Overall, however, the past 12 months were a period of rising interest rates. In this environment, the Funds' durations4 contributed to the relative underperformance of their total returns on NAV compared with the Lehman Brothers Municipal Bond Index. Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Both NUM and NMP are leveraged Funds, which, as noted, can enhance the dividends paid to common shareholders. However, leverage also has the effect of lengthening Fund duration. In addition, durations are often lengthened as we implement strategies to maintain or improve call protection within a portfolio.

As of July 31, 2000, the durations of NUM and NMP were 10.21 and 12.22, respectively, compared with the unleveraged Lehman Index's 7.50. We believe the longer durations of these Funds should help to strengthen the relative stability of their common share dividends over the long term and position the Funds to benefit from any market recovery.


1 The performance of NUM and NMP is compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the four funds in the Lipper Michigan Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 34%.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including the Nuveen Michigan Funds. As shown in the charts on the individual Performance Overview pages, the Funds' share prices declined over the past year. Since the declines in share price were greater than the declines in the Funds' NAVs, NUM and NMP saw their premiums (share price above NAV) move to discounts (share price below NAV) over the past 12 months. With the market prices of these Funds lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NUM and NMP.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN MICHIGAN EXCHANGE-TRADED FUNDS DURING THE FISCAL YEAR ENDED JULY 31, 2000?
The past 12 months represented a challenging period for all fixed-income investments. However, we were able to take advantage of market conditions during this period to strengthen the Funds' long-term dividend-paying capabilities, extend call protection, and enhance tax efficiency by offsetting potential capital gains with capital losses.

As active managers during this time of tight supply, we relied on our extensive network of broker/dealer relationships to help us find the well-structured bonds that have the potential to add value for our shareholders. Over the past 12 months, we used 20 different broker/ dealers to purchase bonds for NUM, while 13 dealers provided bonds for NMP. Among the bonds added to NMP were water and sewer issues that enhanced the Fund's call protection and improved its structure. These included insured bonds issued by the Detroit Sewage Disposal System that have subsequently performed well. Overall, the water and sewer sector has one of the lowest default rates in the municipal market, and these strong credit characteristics led to our increasing NMP's allocation to this sector to 14% from 7% a year ago.

We also continued to keep a careful watch on Michigan's healthcare sector, which has been under considerable pressure from consolidation, reimbursement issues, and financial constraints. In our opinion, these conditions created several opportunities to purchase bonds of strong healthcare systems that carried very attractive prices relative to our estimation of their true underlying value. Over the past 12 months, we took advantage of these opportunities to increase NUM's healthcare allocation to 10% from 7%. We also maintained NMP's healthcare weighting at 20%, the largest sector allocation in this Fund. With potential changes in reimbursement procedures on the horizon and signs of improving stability in selected healthcare credits, this is an area where we rely on Nuveen research analysts for expert assessments, both on an industry and individual issuer level.

As of July 31, 2000, NUM and NMP offered excellent credit quality, with 92% and 88% of their portfolios, respectively, invested in bonds rated AAA/U.S. guaranteed and AA. NUM also had a 3% allocation of BBB bonds, while NMP carried a 7% allocation of this credit sector.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN MICHIGAN FUNDS?
In terms of bond calls, NMP currently offers excellent levels of call protection, with only 18% of its portfolio subject to calls between now and the end of 2002. NUM also is well protected for the remainder of 2000, with no scheduled calls over the next five months. However, this Fund, which reaches its 10-year anniversary in October 2001, will soon begin to see an increased potential for calls. Over 2001 and 2002, as much as 47% of NUM's portfolio could be called. We plan to manage through this period using strategies such as selling bonds with short calls, evaluating each sale on a case-by-case basis in light of market conditions at the time. We will also continue to closely monitor the market for opportunities to add bonds that extend call protection.

Going forward, we plan to focus on the same strategies that we have emphasized over the past year, including strengthening dividend-payment capabilities. The port-folio turnover in NUM due to bond calls should provide us with several opportunities to enhance the structure of this Fund. Overall, we expect the market to continue to work its way through the current period of uncertainty, which may last beyond the fall elections. Opportunities often arise in these types of markets, and we are ready to take advantage of developing situations. We believe both NUM and NMP continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NUM

Nuveen Michigan Quality Income Municipal Fund, Inc.

Performance OVERVIEW As of July 31, 2000



PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               10/91
--------------------------------------------------
Share Price                                    $14
--------------------------------------------------
Net Asset Value                             $14.54
--------------------------------------------------
Market Yield                                 6.30%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.13%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.55%
--------------------------------------------------
Fund Net Assets ($000)                    $261,429
--------------------------------------------------
Average Effective Maturity (Years)           17.82
--------------------------------------------------
Leverage-Adjusted Duration                   10.21
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -9.92%         2.51%
--------------------------------------------------
5-Year                         5.20%         5.81%
--------------------------------------------------
Since Inception                5.60%         7.00%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------
U.S. Guaranteed                                22%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------




Bar Chart:

1999-2000 Monthly Tax-Free Dividends Per Share2
8/99              0.0765
9/99              0.0765
10/99             0.0765
11/99             0.0765
12/99             0.0765
1/00              0.0765
2/00              0.0765
3/00              0.0765
4/00              0.0765
5/00              0.0765
6/00              0.0735
7/00              0.0735



Line Chart:
Share Price Performance
8/6/99            16.56
                  16.4375
                  16.38
                  16.38
                  16.5
                  16.25
                  15.75
                  15.31
                  15.31
                  15.25
                  14.69
                  14.31
                  14.38
                  14.38
                  14.06
                  14.13
                  14.06
                  13.75
                  12.81
                  13.06
                  12.69
                  13.06
                  13.06
                  12.81
                  13.13
                  13.5
                  13.19
                  13.13
                  13.25
                  13.19
                  13.19
                  13.13
                  13.06
                  13
                  13.63
                  13.56
                  13.31
                  13.81
                  13.63
                  13.56
                  13.5
                  13.63
                  13.81
                  13.56
                  13.56
                  13.56
                  13.94
                  14
                  14.13
                  13.75
                  13.75
7/31/00           14

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that also are exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1999 of $0.0799 per share.

NMP


Nuveen Michigan Premium Income Municipal Fund, Inc.

Performance OVERVIEW As of July 31, 2000


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               12/92
--------------------------------------------------
Share Price                                $13 1/4
--------------------------------------------------
Net Asset Value                             $14.24
--------------------------------------------------
Market Yield                                 6.25%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.06%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.47%
--------------------------------------------------
Fund Net Assets ($000)                    $165,565
--------------------------------------------------
Average Effective Maturity (Years)           18.43
--------------------------------------------------
Leverage-Adjusted Duration                   12.22
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -6.16%         2.95%
--------------------------------------------------
5-Year                         8.18%         6.45%
--------------------------------------------------
Since Inception                4.28%         5.86%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Healthcare                                     20%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------


Bar Chart:
1999-2000 Monthly Tax-Free Dividends Per Share
8/99              0.069
9/99              0.069
10/99             0.069
11/99             0.069
12/99             0.069
1/00              0.069
2/00              0.069
3/00              0.069
4/00              0.069
5/00              0.069
6/00              0.069
7/00              0.069


Line Chart:
Share Price Performance
8/6/99            15
                  14.75
                  14.63
                  14.44
                  14.44
                  14.31
                  14.13
                  14.06
                  14.13
                  14
                  13.63
                  13.31
                  13.25
                  13.63
                  13.31
                  13.13
                  12.75
                  12.88
                  12.06
                  12.13
                  11.94
                  12.13
                  12.06
                  11.69
                  12.19
                  12.5
                  12.19
                  12
                  12.13
                  12.25
                  12
                  11.81
                  11.94
                  12.06
                  12.25
                  12.25
                  12.25
                  12.25
                  12.38
                  12.19
                  12.19
                  12.25
                  12.56
                  12.81
                  12.94
                  12.75
                  12.75
                  13
                  13.25
                  13.13
                  13.13
7/31/00           13.25


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that also are exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

Portfolio Manager's COMMENTS

Portfolio manager Tom Futrell examines national and state economic conditions, their impact on the municipal market and Fund performance, and the outlook for the Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO). Tom, who has more than 17 years of experience as an investment professional at Nuveen, has managed NUO since 1998.

WHAT FACTORS AFFECTED THE STATE ECONOMY OVER THE PAST 12 MONTHS?
A brief look at the national economy will help us gain a better perspective on Ohio's situation. Over the past 12 months, the rapid pace of the decade-long U.S. economic expansion continued to be of immense concern to the Federal Reserve, which remained on alert for any signs of re-emerging inflation. In June 1999, the Fed to begin a series of six short-term interest rate increases that eventually raised the federal funds rate by 1.75% to 6.50% in May 2000. As the Fed acted and then kept the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields moved higher.

During the past three months, however, we have begun to see some signs that the Fed's tightening strategy may be having the desired effect. While it is still too early to conclude that the economy has slowed enough to avoid all risk of inflation, a number of indicators suggest that the tightening cycle may be near an end. In the coming months, investors will be closely watching economic reports for continued confirmation of a slowdown, in hopes that the economy may truly be headed for a soft landing.

During the past 12 months, Ohio's economy continued to lag national growth averages due to slowing construction activity and labor shortages brought on by continued population losses and a tightening job market. Over the year, the state's labor pool contracted considerably, with an unemployment rate of 4.1% for July 2000, down from 4.6% in July 1999 but still above the national average of 4.0%. While Ohio has seen some growth in the trade and service industries, the state remains heavily reliant on manufacturing. The majority of the Ohio economy is centered around its three major metropolitan areas of Columbus, Cincinnati, and Cleveland, which now account for approximately 50% of Ohio's population and income. Unlike much of the state, both Columbus and Cincinnati have strong, diverse economies that are projected to continue to grow faster than the overall state economy. However, economic growth has not been as robust in the Cleveland area. The city has made some strides in business development initiatives in the downtown area, which have led to expansion of its tax base and new jobs. Despite this recent improvement, employment growth in Cleveland remained below state averages.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were generally negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, municipal yields responded by moving higher, accompanied by a corresponding decline in prices. During this period, the U.S. Treasury announced plans to buy back up to $30 billion of government debt in 2000 and reduce additional new issuance of certain maturities. The possibility of decreased supply in this market helped to support the prices of U.S. Treasuries. Municipal bonds, on the other hand, were unaffected by the repurchase policy and felt the full effects of market forces. Over the 12 months ended July 2000, long-term municipal yields nationally rose 20 basis points, compared with a 30-point decline in 30-year Treasury yields. As a result, long-term municipal yields were over 101% of 30-year Treasury yields at the end of July 2000, compared with the historical average of 86% for the period 1986-1999.

During the first seven months of 2000, higher interest rates led to fewer new issues and refinancings nationwide, and new municipal issuance dropped 20% from the same period in 1999. The decline in Ohio issuance was even more pronounced, as new supply in the state during the January-July 2000 period totaled $2.9 billion, down 32% from 1999 levels. Tight supply helped to offset some of the negative impact of higher interest rates and equity market activity. In addition, demand for state-exempt paper by individual investors remained strong due to Ohio's high income taxes. Over the past six months, this demand provided support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds. More recently, the combination of declining supply, encouraging economic reports, the Fed's stand-pat approach, and generally favorable market technicals rallied the municipal market and boosted the prices of many individual bonds, with general obligation bonds, essential services revenue issues, and noncallable bonds most in demand.

Overall, the economic prosperity of the past decade increased tax receipts and benefited many of the state's municipalities, including Cleveland. Just after the close of the period covered in this report, Standard & Poor's upgraded the city's credit quality rating to A from A-. The state of Ohio maintained its credit rating at Aa1/AA+/AA+ by Moody's, Standard & Poor's and Fitch.

WAS NUO'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
Over the past 12 months, a number of calls, combined with the impact of higher short-term interest rates on leveraged funds, affected the income stream of NUO and resulted in a dividend decrease in June 2000. Prior to this adjustment, NUO's record of steady or increasing dividends had extended to 101 consecutive months.

Leverage is a strategy we use in an effort to enhance the dividends paid to common shareholders. However, the extent of this benefit is tied in large part to the short-term rates the Fund pays its MuniPreferred shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000, and these actions had a corresponding impact on short-term municipal rates. If short-term rates remain at recent high levels, this may continue to exert an influence on the Fund's common share dividends in the future. While we can-not control the direction of interest rates, we continue to actively manage NUO in an effort to mitigate the longer-term effects of the bond call process on the Fund's dividends.

OVERALL, HOW DID NUO PERFORM OVER THE PAST YEAR?
For the fiscal year ended July 31, 2000, NUO produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.

                                          Total Return         Lehman    Lipper
                          Market Yield          on NAV  Total Return1  Average2
-------------------------------------------------------------------------------
                                                1 Year         1 Year    1 Year
                                  Taxable-       Ended          Ended     Ended
                   7/31/00     Equivalent3     7/31/00        7/31/00   7/31/00
-------------------------------------------------------------------------------
NUO                  5.56%           8.69%       2.50%          4.31%     2.10%
-------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NUO in this report.


In recent months, as economic reports indicated a potential slowdown and inflation fears continued to diminish, the prices of individual securities in the Fund began to show signs of recovery. Overall, however, the past 12 months were a period of rising interest rates. In this environment, NUO's duration,4 or measure of the Fund's NAV volatility in reaction to interest rate movements, was a contributing factor in the relative underperformance of the Fund's total return on NAV compared with the Lehman Brothers Municipal Bond Index. NUO is a leveraged Fund, which, as noted, can enhance the dividends paid to common shareholders. However, leverage also has the effect of lengthening Fund duration. In addition, durations are often lengthened as we implement strategies to maintain or improve call protection within a portfolio.

WHAT ABOUT NUO'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments, including NUO. As shown in the chart on NUO's individual Performance Overview page, the Fund's share price declined over the past year. This decline in share price was greater than the decline in the Fund's NAV. As a result, over the past year, NUO saw its premium (share price above NAV) narrow. We believe the fact that NUO continued to trade at a premium despite the challenging bond market of the past 12 months demonstrates the market's recognition of the value of an investment in this Fund.



1 NUO's performance is compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Fund's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 36%.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT KEY STRATEGIES WERE USED TO MANAGE NUO DURING THE FISCAL YEAR ENDED JULY 31, 2000?
Like all fixed-income investments, NUO has endured a challenging 12 months. The decline in new issuance supply in the Ohio market acted to compound this situation. Overall, however, market conditions during this period offered opportunities to improve NUOstructure, strengthen the Fund's long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses.

During the past year, we focused on judicious trading designed to add income and enhance structure. Our ability to carry out trades and take advantage of opportunities despite the tight supply situation was enhanced by our excellent relationships with dealers in the state. Over the past 12 months, we focused on selling bonds at attractive prices that were in demand by individual investors, including current coupon bonds, issues with short calls, and bonds that were priced near par. Among the bonds we added to the portfolio were multifamily housing bonds, raising our allocation in this sector to 12% from 8% a year ago, and general obligation school district bonds that offered incremental yield and lower price volatility.

We also continued to keep a careful eye on Ohio's healthcare sector, which has been under pressure as hospitals adjust to consolidation and tighter federal reimbursement guidelines. This has resulted, in our opinion, in selected opportunities to purchase bonds from strong issuers that carried very attractive prices relative to our estimation of their underlying value. Over the past 12 months, we added stable, high-quality hospital bonds with A ratings that offered 100 basis points of yield over AAA bonds. This is an area where we rely on Nuveen research analysts for expert assessments, both on an industry and individual issuer level.

As of July 31, 2000, NUO offered excellent credit quality, with 85% of its portfolio invested in bonds rated AAA/U.S. guaranteed and AA. The Fund also had an 11% allocation of BBB and non-rated bonds.

WHAT IS YOUR OUTLOOK FOR NUO?
In terms of bond calls, NUO is well protected for the remainder of 2000, with only 2% of its portfolio subject to calls. However, this Fund, which reaches its 10-year anniversary in October 2001, will soon begin to see the increased potential for calls. Over 2001 and 2002, approximately 41% of NUO's portfolio could be called. We plan to manage through this period using strategies such as selectively selling bonds with short calls, which we have already begun to do. We will also continue to closely monitor call activity in an effort to take advantage of opportunities to add bonds that extend call protection.

Basically, NUO is a well-structured portfolio offering high levels of credit quality and attractive yields. In the months ahead, we plan to focus on the same strategies that we have emphasized over the past year, selling bonds at attractive prices and buying bonds that improve current income or long-term return potential. Because of NUO's relatively small size, even modestly successful execution of these strategies can have a major impact on the Fund's long-term prospects. We believe that NUO continues to provide an attractive investment option for Ohio residents. In our opinion, the Fund is well positioned for the short term as well as for any potential recovery of the bond market in the long term.

NUO


Nuveen Ohio Quality Income Municipal Fund, Inc.

Performance OVERVIEW As of July 31, 2000


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               10/91
--------------------------------------------------
Share Price                                $16 5/8
--------------------------------------------------
Net Asset Value                             $15.52
--------------------------------------------------
Market Yield                                 5.56%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.06%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.69%
--------------------------------------------------
Fund Net Assets ($000)                    $224,045
--------------------------------------------------
Average Effective Maturity (Years)           14.99
--------------------------------------------------
Leverage-Adjusted Duration                    7.97
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -1.80%         2.50%
--------------------------------------------------
5-Year                         7.94%         6.45%
--------------------------------------------------
Since Inception                7.28%         7.46%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                25%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------


Bar Chart:
1999-2000 Monthly Tax-Free Dividends Per Share
8/99              0.082
9/99              0.082
10/99             0.082
11/99             0.082
12/99             0.082
1/00              0.082
2/00              0.082
3/00              0.082
4/00              0.082
5/00              0.082
6/00              0.077
7/00              0.077


Line Chart:
Share Price Performance
8/6/99            17.75
                  17.4375
                  17.25
                  17.25
                  17.44
                  17.06
                  16.81
                  16.56
                  16.38
                  16.19
                  15.94
                  15.63
                  15.63
                  15.75
                  15.94
                  15.88
                  15.69
                  15.5
                  15.44
                  15.31
                  15.13
                  15.5
                  15.38
                  15.44
                  15.5
                  16
                  15.94
                  15.5
                  15.38
                  15.5
                  15.44
                  15.44
                  15.63
                  16
                  15.81
                  15.88
                  15.63
                  15.56
                  15.69
                  15.75
                  15.69
                  15.56
                  15.94
                  15.75
                  15.75
                  15.88
                  15.88
                  16.13
                  16.31
                  16.25
                  16.63
7/31/00           16.625


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that also are exempt from state income taxes. It is based on a combined federal and state income tax rate of 36%.

Nuveen Texas Quality Income Municipal Fund (NTX)

Portfolio Manager's COMMENTS

Portfolio manager Mike Davern discusses the state economy, its impact on the municipal market and recent Fund performance, and the outlook for the Nuveen Texas Quality Income Municipal Fund (NTX). Mike, who has more than 17 years of experience as an investment professional, including eight years with Nuveen, has managed NTX since 1998.

WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
To gain some perspective on what's been happening in Texas, let's first take a look at the national economy. The U.S. is now well into its tenth year of uninterrupted economic expansion, the longest continuous such expansion in the nation's history. The rapid pace of this expansion has been of great concern to the Federal Reserve, which continues to watch carefully for any resurgence of inflation. To pre-empt this threat, the Fed in June 1999 began a series of six short-term interest rate increases that, by May 2000, had raised the federal funds target rate from 4.75% to 6.50%, the highest level in almost a decade. As the Fed signaled its willingness to continue tightening as long as it perceived the risk of inflationary pressures, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher.

In recent months, however, several economic indicators have begun to suggest that the Fed's tightening strategy may be having the desired effect of slowing the economy. Although it is too early to conclude that the risk of inflation is over, these positive signals could mean that the tightening cycle may be nearing its end.

Over the past 12 months, the Texas economy continued to diversify away from energy-related industries into the services, construction, and technology sectors. The services sector currently accounts for almost 30% of total employment in Texas, while construction, fueled by the strong housing starts of the past decade, has become the fastest growing sector in the state. In terms of high-tech jobs, Texas is second only to California, and growth in this area helped to offset recent volatility in the oil and gas sector. During the second quarter of 2000, venture capitalists invested a record $1.1 billion in the state, mostly in start-up technology firms. Statewide, job growth continued to accelerate, especially in Houston and Dallas. As of July 2000, the unemployment rate in Texas was 4.1%, down from 4.5% in July 1999 but slightly higher than the national average of 4.0%. The resurgence of the Mexican economy also contributed to the growth of the Texas economy, as state exports to that country increased 33% during the first quarter of 2000. The state's general economic health is reflected in its credit quality ratings of Aa1/AA/AA+ by Moody's, Standard & Poor's and Fitch.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
In general, the cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. The Fed's six interest rate hikes pushed municipal yields higher, with a corresponding drop in municipal bond prices. During this period, the U.S. Treasury announced that it would buy back up to $30 billion of government debt in 2000 and reduce additional new issuance of certain maturities. The possibility of decreased supply in the Treasury market helped support the prices of these securities. Municipal bonds, on the other hand, were unaffected by this repurchase policy and felt the full effects of market forces. Over the 12 months ended July 2000, long-term municipal yields nationally rose 20 basis points, while 30-year Treasury yields dropped 30 basis points. This resulted in long-term municipal yields that were more than 101% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first seven months of 2000, new municipal issuance nationwide fell 20% from 1999 levels. The year-to-date decline in Texas issuance exceeded that of the broad municipal market, with a total of $7.3 billion of new Texas bonds, down 29% from 1999. This decline continued the trend begun last year, as rising interest rates deterred municipalities from issuing new bonds or refinancing old debt.

The decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past six months, demand from individual investors looking for diversification and income has improved, providing support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds. Although the lack of a state income tax impacts in-state demand for Texas municipal bonds, the current tight supply situation across the nation has attracted yield-seeking buyers to Texas, offering additional support for the state's municipal market. More recently, the combination of lack of supply, encouraging economic reports, the Fed stand-pat approach, and generally favorable market technicals rallied the municipal market and boosted the prices of many individual bonds, with general obligation bonds, essential services revenue issues, and noncallable bonds most in demand.

WAS NTX'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
One of the strategies NTX uses to potentially enhance the dividends paid to common shareholders is leverage. The extent of this benefit, however, is tied in large part to the short-term rates the Fund pays its MuniPreferred, shareholders. When short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000, and these actions had a corresponding impact on short-term municipal rates. Higher rates, combined with the effect of a small number of bond calls, led to a decrease in NTX's common share dividend effective June 2000. Although we cannot control the direction of interest rates, we will continue to actively manage the Fund in an effort to mitigate the longer-term effects of the bond call process.

OVERALL, HOW DID NTX PERFORM OVER THE PAST YEAR?
For the fiscal year ended July 31, 2000, NTX produced a total return on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.

                                                                         Lehman
                                          Total Return         Lehman    Lipper
                          Market Yield          on NAV  Total Return1  Average2
-------------------------------------------------------------------------------
                                                1 Year         1 Year    1 Year
                                   Taxable-      Ended          Ended     Ended
                   7/31/00      Equivalent3    7/31/00        7/31/00   7/31/00
-------------------------------------------------------------------------------
NTX                  6.77%            9.81%       1.15%          4.31%    2.10%
-------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for NTX in this report.


In recent months, as inflation fears continued to diminish, the prices of individual securities in the Fund began to show signs of recovery. Overall, however, the past 12 months were a period of rising interest rates. In this environment, NTX's duration4 contributed to the relative underperformance of the Fund's total return on NAV compared with the Lehman Brothers Municipal Bond Index. Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. NTX is a leveraged Fund, which, as noted, can enhance the dividends paid to common shareholders. However, leverage also has the effect of lengthening a Fund's duration. In addition, durations are often lengthened as we implement strategies to maintain or improve call protection within a portfolio.

As of July 31, 2000, NTX's duration was 11.18, compared with the unleveraged Lehman index's 7.50. We believe the longer duration and call protection of this Fund should help to strengthen the relative stability of its common share dividends over the long term and position the Fund to benefit from any market recovery.

WHAT ABOUT NTX'S SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including NTX. As shown in the chart on the individual


1 The performance of NTX is compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Fund's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

Performance Overview page for NTX, the Fund's share price declined over the past year. Since the decline in share price was greater than the decline in the Fund's NAV, NTX saw its premium (share price above NAV) move to a discount (share price below NAV) over the past 12 months. With the market price of this Fund lower than the actual value of the bonds in its portfolio, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NTX.

WHAT KEY STRATEGIES WERE USED TO MANAGE NTX DURING THE FISCAL YEAR ENDED JULY 31, 2000?
The past 12 months represented a challenging period for all fixed-income investments. The tight supply of new issuance in the Texas municipal market over the past seven months only intensified this challenge. However, we were able to take advantage of market conditions during this period to strengthen NTX's long-term dividend-paying capabilities, extend the Fund's call protection, and enhance tax efficiency by offsetting potential capital gains with capital losses. To finance additions to the portfolio, we focused on selling bonds at attractive prices that were in demand by individual investors, including prerefunded bonds and bonds with short call dates.

Among the bonds added to the Fund's portfolio over the past 12 months were pollution control revenue bonds issued by Matagorda County for a Central Power and Light Company project. We purchased this insured issue at discounted prices in the secondary market as municipal market conditions began to improve, and the bonds have subsequently performed well for the Fund. We also added water and sewer bonds that enhanced the Fund's call protection and improved its structure. Overall, the water and sewer sector has one of the lowest default rates in the municipal market, and its strong credit characteristics led to our increasing NTX's allocation in this sector to 11% from 4% a year ago.

We continued to carefully watch the healthcare sector, which has been under considerable pressure from consolidation, reimbursement issues, and financial constraints. In our opinion, these conditions created opportunities to purchase bonds from strong issuers that carried very attractive prices relative to our estimation of their true underlying value. This is an area where we rely on Nuveen research analysts for expert assessments, both on an industry and individual issuer level. With a July 31, 2000, allocation of 14%, the healthcare sector continued to represent NTX's second largest sector weighting.

As of July 31, 2000, NTX offered good credit quality, with 68% of its portfolio invested in bonds rated AAA/U.S. guaranteed and AA. This was balanced by a 23% allocation of BBB and non-rated bonds, up from 15% a year ago.

WHAT IS YOUR OUTLOOK FOR NTX?
In terms of bond calls, NTX currently offers good levels of call protection, with less than 11% of its portfolio subject to calls between now and the end of 2001. In October 2001, NTX will reach its 10-year anniversary, which means that the Fund will begin to see the increased potential for calls. We have already begun to implement strategies designed to reduce the Fund's call exposure over this period, taking advantage of the market conditions of the past 12 months to eliminate approximately 8% of the portfolio scheduled to be called in 2002. As of July 31, 2000, NTX's potential call exposure for 2002 stands at 21%. We plan to continue to actively manage the Fund in an effort to mitigate the longer-term effects of the bond call process, using strategies such as selling bonds with short calls, evaluating each sale on a case-by-case basis in light of market conditions at the time. We will also continue to closely monitor the market for opportunities to add bonds that extend call protection.

Going forward, we plan to focus on the same strategies that we have emphasized over the past year, including strengthening dividend-payment capabilities and increasing call protection. The portfolio turnover in NTX due to bond calls should provide us with several opportunities to enhance the structure of this Fund. Overall, we expect the market to continue to work its way through the current period of uncertainty, which may last beyond the fall elections. Opportunities often arise in these types of markets, and we are ready to take advantage of developing situations. We believe NTX continues to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NTX


Nuveen Texas Quality Income Municipal Fund

Performance OVERVIEW As of July 31, 2000


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               10/91
--------------------------------------------------
Share Price                              $12 15/16
--------------------------------------------------
Net Asset Value                             $14.26
--------------------------------------------------
Market Yield                                 6.77%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.81%
--------------------------------------------------
Fund Net Assets ($000)                    $203,637
--------------------------------------------------
Average Effective Maturity (Years)           20.39
--------------------------------------------------
Leverage-Adjusted Duration                   11.18
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -7.93%         1.15%
--------------------------------------------------
5-Year                         5.26%         5.57%
--------------------------------------------------
Since Inception                4.91%         6.75%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------


Bar Chart:
1999-2000 Monthly Tax-Free Dividends Per Share2
8/99              0.076
9/99              0.076
10/99             0.076
11/99             0.076
12/99             0.076
1/00              0.076
2/00              0.076
3/00              0.076
4/00              0.076
5/00              0.076
6/00              0.073
7/00              0.073


Line Chart:
Share Price Performance
8/6/99            15.13
                  14.875
                  14.69
                  14.75
                  14.75
                  14.63
                  14.38
                  14.13
                  14.13
                  14.13
                  13.88
                  13.31
                  13.25
                  13.56
                  13.31
                  12.94
                  12.63
                  12.5
                  11.75
                  11.88
                  11.94
                  12.25
                  11.94
                  12.13
                  12.25
                  12.63
                  12.63
                  12.5
                  12.63
                  12.31
                  12.06
                  12
                  12.19
                  12.56
                  13.06
                  12.75
                  12.5
                  12.5
                  12.5
                  12.44
                  12.38
                  12.31
                  12.81
                  12.81
                  12.81
                  12.75
                  12.75
                  12.88
                  12.94
                  12.88
                  12.81
7/31/00           12.9375


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders capital gains distributions in December 1999 of $0.0927 per share.

Report of INDEPENDENT AUDITORS




THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS


NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc. and Nuveen Texas Quality Income Municipal Fund as of July 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc. and Nuveen Texas Quality Income Municipal Fund at July 31, 2000, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Chicago, Illinois
September 8, 2000

                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

                            Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 4.2%

$       5,000   The Industrial Development Authority of the County of Gila, Arizona,  1/08 at 102           B+           $ 3,883,200
                 Environmental Revenue Refunding Bonds (ASARCO Incorporated
                 Project), Series 1998, 5.550%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.3%

        1,750   Student Loan Acquisition Authority of Arizona, Student Loan           5/04 at 102          Aa1             1,862,490
                 Revenue Bonds, Series 1994B, Subordinated Fixed Rate Bonds,
                 6.600%, 5/01/10 (Alternative Minimum Tax)

          100   University of Arizona Telecommunications System, Certificates         7/02 at 102           A+               105,088
                 of Participation, Series 1991, 6.500%, 7/15/12

        1,000   Arizona Board of Regents, University of Arizona, System Revenue       6/02 at 102           AA             1,044,800
                 Refunding Bonds, Series 1992, 6.250%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.6%

        1,000   Arizona Health Facilities Authority, Hospital Revenue Bonds          11/09 at 100           A2               984,370
                 (Phoenix Children's Hospital), Series 1999A, 6.125%, 11/15/22

        2,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic          7/10 at 101         BBB+             1,992,180
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

          500   The Industrial Development Authority of the County of Maricopa,       7/02 at 102          AAA               511,470
                 Arizona, Insured Health Facility Revenue Bonds (Catholic
                 Healthcare West), 1992 Series A, 5.750%, 7/01/11

          500   The Industrial Development Authority of the County of Maricopa,       9/05 at 101          AAA               523,330
                 Arizona, Baptist Hospital System Revenue Refunding Bonds,
                 Series 1995, 5.500%, 9/01/16

        3,000   The Industrial Development Authority of the City of Mesa,             1/10 at 101          AAA             3,015,000
                 Arizona, Revenue Bonds (Discovery Health System),
                 Series 1999A, 5.750%, 1/01/25

        2,000   Hospital District No. One, Mohave County, Arizona, Refunding          6/02 at 101          AAA             2,075,200
                 General Obligation Bonds (Kingman Regional Medical Center
                 Project), Series 1992, 6.500%, 6/01/15

          515   Puerto Rico Industrial, Tourist, Educational, Medical                11/10 at 101           AA               560,361
                 and Environmental Control Facilities Financing Authority,
                 Hospital Revenue Bonds, 2000 Series A (Hospital de la
                 Concepcion Project), 6.375%, 11/15/15

        2,000   University Medical Center Corporation (Tucson, Arizona),              7/02 at 102          AAA             2,055,980
                 Hospital Revenue Refunding Bonds, Series 1992,
                 6.250%, 7/01/16

        1,055   The Industrial Development Authority of the City of Winslow,          6/08 at 101          N/R               833,714
                 Arizona, Hospital Revenue Bonds (Winslow Memorial
                 Hospital Project), Series 1998, 5.500%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.1%

        2,011   The Industrial Development Authority of the City of Glendale,        10/10 at 105          Aaa             2,298,714
                 Arizona, Multifamily Housing Revenue Bonds, Series 2000A
                 (GNMA Collateralized Mortgage Loan - Maridale Apartments
                 Project), 7.500%, 10/20/35 (WI)

        1,670   The Industrial Development Authority of the City of Phoenix,         12/05 at 103          AAA             1,491,694
                 Arizona, Multifamily Housing Revenue Bonds, Series 1998A
                 (Heather Ridge Apartments Project), 5.200%, 12/15/21
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.9%

          350   The Industrial Development Authority of the City of Phoenix,          6/05 at 102          AAA               368,435
                 Arizona, Statewide Single Family Mortgage Revenue Bonds,
                 Series 1995, 6.150%, 6/01/08 (Alternative Minimum Tax)

        1,500   The Industrial Development Authority of the City of Phoenix,          6/10 at 105          AAA             1,660,230
                 Arizona, Single Family Mortgage Revenue Bonds, Series 2000-1B,
                 6.000%, 6/01/31 (Alternative Minimum Tax)

          295   The Industrial Development Authority of the County of Pima,           8/05 at 102            A               299,631
                 Arizona, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995A, 6.500%, 2/01/17

        2,205   The Industrial Development Authority of the County of Pima,           5/07 at 102          AAA             2,226,918
                 Arizona, Single Family Mortgage  Revenue Bonds, Series 1997A,
                 6.250%, 11/01/30 (Alternative Minimum Tax)


                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)
                                    Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1%

$       1,000   The Industrial Development Authority of the County of Mohave,         5/06 at 103          AAA           $ 1,010,350
                 Arizona, Health Care Revenue Refunding Bonds, Series 1996
                 (GNMA Collateralized - Chris Ridge and Silver Ridge Village
                 Projects), 6.375%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.9%

        1,400   Chandler Unified School District No. 80 of Maricopa County,           7/03 at 101          AAA             1,448,314
                 Arizona, General Obligation Refunding Bonds, Series 1993,
                 5.950%, 7/01/10

        3,625   City of Mesa, Arizona, General Obligation Bonds, Series 1999,         7/09 at 100          AAA             3,461,694
                 5.000%, 7/01/18

        2,500   City of Phoenix, Arizona, General Obligation Refunding Bonds,         7/02 at 102          AA+             2,624,825
                 Series 1992, 6.375%, 7/01/13

        2,825   Commonwealth of Puerto Rico, Public Improvement Bonds                 7/10 at 100          AAA             2,872,884
                 of 2000 (General Obligation Bonds), 5.750%, 7/01/26

          585   Tempe Union High School District No. 213 of Maricopa County,          7/04 at 101          AAA               610,687
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.8%

                City of Bullhead, Bullhead Parkway Improvement District
                Improvement Bonds:
          910      6.100%, 1/01/08                                                    1/03 at 103         Baa2               944,926
          970      6.100%, 1/01/09                                                    1/03 at 103         Baa2             1,005,376

        1,600   City of Lake Havasu Municipal Property Corporation, Municipal         6/02 at 101          AAA             1,658,928
                 Facilities Revenue Bonds, Series 1993, 6.000%, 6/01/08

        3,000   The Industrial Development Authority of the County of Maricopa,       7/10 at 102         Baa3             2,980,890
                 Education Revenue Bonds (Arizona Charter Schools Project I ),
                 Series 2000A, 6.750%, 7/01/29

        2,150   Phoenix Civic Plaza Building Corporation, Senior Lien Excise          7/05 at 101          AA+             2,234,861
                 Tax Revenue Bonds, Series 1994, 6.000%, 7/01/14

        1,000   Puerto Rico Highway and Transportation Authority, Transportation      7/08 at 101            A               896,680
                 Revenue Bonds, Series A, 5.000%, 7/01/38

        1,000   Puerto Rico Highway and Transportation Authority, Transportation      7/10 at 101            A             1,102,420
                 Revenue Bonds, Series B, 6.500%, 7/01/27

          500   City of Surprise, Arizona, Municipal Property Corporation, Excise     7/09 at 101          AAA               506,460
                 Tax Revenue Bonds, Series 2000, 5.700%, 7/01/20

          725   City of Tucson, Arizona, Certificates of Participation, Series 1994,  7/04 at 100           AA               771,277
                 6.375%, 7/01/09

          500   City of Tucson, Arizona, Certificates of Participation, Series 2000,  7/08 at 100          AAA               505,045
                 5.700%, 7/01/20

        2,100   City of Tucson, Arizona, Junior Lien Street and Highway User          7/10 at 100          AAA             2,005,395
                 Revenue Bonds, Series 1994-E, 5.000%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.2%

        2,000   Tucson Airport Authority, Inc. (Arizona), Airport Revenue Bonds,      6/03 at 102          AAA             2,040,460
                 Refunding Series 1993, 5.700%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 21.3%

        3,500   The Industrial Development Authority of the County of Maricopa,      No Opt. Call          AAA             4,026,960
                 Arizona, Samaritan Health Services, Hospital System Revenue
                 Refunding Bonds, Series 1990A, 7.000%, 12/01/16

                The Industrial Development Authority of the County of Mohave,
                Arizona, Hospital System Revenue Refunding Bonds (Medical
                Environments, Inc. and Phoenix Baptist Hospital and
                Medical Center, Inc.), Series 1993:
        5,000      6.750%, 7/01/08 (Pre-refunded to 7/01/03)                          7/03 at 102          Aaa             5,388,300
        1,000      7.000%, 7/01/16 (Pre-refunded to 7/01/03)                          7/03 at 102          Aaa             1,084,130

        2,700   City of Phoenix (Arizona), Civic Improvement Corporation,             7/03 at 102          AAA             2,865,591
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/23 (Pre-refunded to 7/01/03)

        1,510   Metropolitan Domestic Water Improvement District of Pima              1/03 at 101          AAA             1,581,483
                 County, Arizona, Special Assessment and Water Revenue
                 Bonds, Series 1992, 6.200%, 1/01/12 (Pre-refunded to 1/01/03)

        1,415   Tempe Union High School District No. 213 of Maricopa County,          7/04 at 101          AAA             1,499,391
                 Arizona, School Improvement and Refunding Bonds,
                 Series 1994, 6.000%, 7/01/12 (Pre-refunded to 7/01/04)



    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       3,000   City of Tucson, Arizona, General Obligation Bonds,                    7/04 at 101          AAA           $ 3,205,530
                 Series 1984-G, 6.250%, 7/01/18 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.1%

        3,000   Arizona Pollution Control Corporation, Coconino County,              10/06 at 102          BBB             2,867,550
                 Pollution Control Revenue Bonds (Nevada Power Company Project),
                 Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

        2,000   The Industrial Development Authority of the County of Mohave,        11/03 at 101           A1             2,035,880
                 Arizona, Industrial Development Revenue Bonds, 1994 Series
                 (Citizen Utilities Company Projects), 6.600%, 5/01/29
                 (Alternative Minimum Tax)

        1,000   Navajo County, Arizona, Pollution Control Corporation, Pollution      8/03 at 102          AAA             1,009,240
                 Control Revenue Refunding Bonds (Arizona Public Service Company),
                 1993 Series A, 5.875%, 8/15/28

        1,580   The Industrial Development Authority of the County of Pima,           1/02 at 103          AAA             1,669,807
                 Arizona, Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A (Irvington Project),
                 7.250%, 7/15/10

        1,030   Agricultural Improvement and Power District, Arizona, Salt River      1/02 at 100           AA             1,033,337
                 Project Electric System Revenue Bonds, 1992 Series D,
                 5.750%, 1/01/19

        1,650   Agricultural Improvement and Power District, Arizona, Salt River      1/04 at 102           AA             1,572,317
                 Project Electric System Revenue Refunding Bonds, 1993 Series C
                 (Arizona), 5.000%, 1/01/16

        2,000   The Industrial Development Authority of the County of Yavapai,        6/07 at 101           A1             1,863,060
                  Arizona, Industrial Development Revenue Bonds, 1998 Series
                  (Citizens Utilities Company Project), 5.450%, 6/01/33
                  (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.0%

          500   The Industrial Development Authority of the County of Maricopa,      12/07 at 102          AAA               474,790
                 Arizona, Water System Improvement Revenue Bonds (Chaparral City
                 Water Company Project), Series 1997A, 5.400%, 12/01/22
                 (Alternative Minimum Tax)

        2,000   City of Phoenix Civic Improvement Corporation, Arizona, Junior        7/10 at 101          AAA             2,080,320
                 Lien Wastewater System Revenue Bonds, Series 2000,
                 6.000%, 7/01/24

        2,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds,        7/02 at 102          Aa3             2,019,740
                 Series 1992A, 5.750%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
$      91,726   Total Investments (cost $90,907,107) - 100.5%                                                             92,751,703
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.5)%                                                                     (464,891)
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $92,286,812
                ====================================================================================================================



                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                            Portfolio of INVESTMENTS July 31, 2000


    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 0.4%

$       1,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds            12/03 at 102          BBB           $   928,000
                 (WMX Technologies, Inc. Project), Series 1993,
                 6.000%, 12/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.5%

        1,720   Board of Trustees of Ferris State University (Michigan), General      4/08 at 100          AAA             1,562,998
                 Revenue Bonds, Series 1998, 5.000%, 10/01/23

          965   Michigan Higher Education Student Loan Authority, Student            10/02 at 102            A             1,005,048
                 Loan and Refunding Revenue Bonds, Series XV-A,
                 6.800%, 10/01/07 (Alternative Minimum Tax)

        1,500   Michigan Higher Education Student Loan Authority, Student Loan       No Opt. Call          AAA             1,507,485
                 and Refunding Revenue Bonds, Series XII-T, 5.300%, 9/01/10
                 (Alternative Minimum Tax)

        1,000   Board of Trustees of Oakland University, General Revenue Bonds,       5/05 at 102          AAA             1,019,300
                 Series 1995, 5.750%, 5/15/15

        1,450   Board of Trustees of Western Michigan University, General             7/03 at 102          AAA             1,325,895
                 Revenue Bonds, Series 1993A, 5.000%, 7/15/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.7%

        2,900   The Economic Development Corporation of the City of Dearborn,        11/05 at 102          AAA             2,925,346
                 Hospital Revenue Bonds (Oakwood Obligated Group),
                 Series 1995A, 5.875%, 11/15/25

        2,235   City of Hancock Hospital Finance Authority, FHA-Insured               8/08 at 100          AAA             2,075,957
                 Mortgage Hospital Revenue Bonds (Portage Health System,
                 Inc.), Series 1998, 5.450%, 8/01/47

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding         11/09 at 101            A               978,870
                 Bonds, Series 1999 (OSF Healthcare System), 6.125%, 11/15/19

                Michigan State Hospital Finance Authority, Revenue Bonds
                (Ascension Health Credit Group), Series 1999A:
        1,000      6.125%, 11/15/23                                                  11/09 at 101          AAA             1,021,320
        2,500      6.125%, 11/15/26                                                  11/09 at 101           AA             2,511,075

        1,700   Michigan State Hospital Finance Authority, Hospital Revenue           8/09 at 101          AAA             1,707,021
                 and Refunding Bonds (Mercy Health Services Obligated Group),
                 1999 Series X, 5.750%, 8/15/19

                Michigan State Hospital Finance Authority, Hospital Revenue and
                Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                Group), Series 1999A:
        3,385      5.750%, 5/15/17                                                    5/09 at 101          AAA             3,423,826
          500      5.750%, 5/15/29                                                    5/09 at 101          AAA               494,745

        4,500   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101         BBB-             3,200,850
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Revenue and               11/09 at 101         BBB+               857,630
                 Refunding Bonds (Memorial Healthcare Center Obligated
                 Group), Series 1999, 5.875%, 11/15/21

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101          AA-             4,908,600
                 Bonds (Henry Ford Health System), Series 1999A,
                 6.000%, 11/15/24

        2,195   Regents of the University of Michigan, Medical Service Plan          No Opt. Call          Aa2             1,286,204
                 Revenue Bonds, Series 1991, 0.000%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.0%

        5,250   Michigan State Housing Development Authority, Limited                10/02 at 103          AAA             5,489,243
                 Obligation Revenue Bonds (Parkway Meadows Project),
                 Series 1991, 6.850%, 10/15/18

          310   Michigan State Housing Development Authority, Rental                  1/02 at 102          AA-               322,602
                 Housing Revenue Bonds, 1991 Series A, 7.150%, 4/01/10
                 (Alternative Minimum Tax)

        3,695   Michigan State Housing Development Authority, Rental Housing          1/02 at 102          AA-             3,829,868
                 Revenue Bonds, 1991 Series B, 7.100%, 4/01/21

        6,795   Michigan State Housing Development Authority, Rental                  4/09 at 101          AAA             6,117,471
                 Housing Revenue Bonds, 1999 Series A, 5.300%, 10/01/37
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

$       1,530   Michigan State Housing Development Authority, Single Family          12/01 at 102          AA+           $ 1,561,136
                 Mortgage Revenue Bonds, 1991 Series B, 6.950%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.6%

        2,000   The Economic Development Corporation of the Charter                   7/09 at 101            A             1,784,380
                 Township of Grand Rapids (Michigan), Limited Obligation
                 Revenue Bonds (Porter Hills Obligated Group, Cook Valley
                 Estate Project), Series 1999, 5.450%, 7/01/29

        1,250   Michigan State Hospital Finance Authority, Revenue Bonds              1/07 at 102          N/R             1,124,237
                 (Presbyterian Villages of Michigan Obligated Group),
                 Series 1997, 6.375%, 1/01/25

        1,300   Michigan Strategic Fund, Limited Obligation Revenue Bonds             7/08 at 101            A             1,113,099
                 (Porter Hills Presbyterian Village, Inc. Project), Series 1998,
                 5.375%, 7/01/28

        5,280   The Economic Development Corporation of the City of Warren,           3/02 at 101          Aaa             5,411,578
                 Nursing Home Revenue Refunding Bonds (GNMA
                 Mortgage-Backed Security - Autumn Woods Project),
                 Series 1992, 6.900%, 12/20/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 23.0%

                Allegan Public Schools, County of Allegan, State of Michigan,
                2000 General Obligation Bonds:
        1,850      5.600%, 5/01/20 (WI)                                               5/10 at 100          AAA             1,846,966
        1,250      5.750%, 5/01/30 (WI)                                               5/10 at 100          AAA             1,254,037

        2,190   Anchor Bay School District, Counties of Macomb and                    5/09 at 100          AAA             2,245,911
                 St. Clair, State of Michigan, 1999 School Building and Site
                 Bonds, Series I (General Obligation - Unlimited Tax),
                 6.000%, 5/01/29

        1,000   Belding Area Schools, Counties of Ionia, Kent and Montcalm,           5/08 at 100          AAA               900,390
                 State of Michigan, 1998 Refunding Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/26

        1,000   Charlotte Public Schools, County of Easton, State of Michigan,        5/09 at 100          AAA               941,240
                 1999 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.250%, 5/01/25

        1,000   Chippewa Valley Schools, County of Macomb, State of Michigan,         5/03 at 102          AAA               914,800
                 1993 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/21

        2,250   Clarkston Community Schools, County of Oakland, State of              5/07 at 100          AAA             2,128,455
                 Michigan, 1997 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.250%, 5/01/23

          250   Coopersville Area Public Schools, Counties of Ottawa and              5/09 at 100          AAA               223,278
                 Muskegon, State of Michigan, 1999 School Building and
                 Site Bonds (General Obligation - Unlimited Tax), 5.000%, 5/01/29

        5,720   School District of the City of Detroit, Wayne County,                 5/09 at 101          AAA             4,908,504
                 Michigan, School Building and Site Improvement Bonds
                 (General Obligation - Unlimited Tax), Series 1998A,
                 4.750%, 5/01/28

        2,000   East Grand Rapids Public Schools, County of Kent, State of            5/09 at 100          AAA             2,053,840
                 Michigan, 2000 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 6.000%, 5/01/29

        3,300   Grand Ledge Public Schools, Counties of Eaton, Clinton and Ionia,     5/05 at 102          AAA             3,146,616
                 State of Michigan, 1995 Refunding Bonds, 5.375%, 5/01/24

          725   Lake Orion Community School District, County of Oakland, State        5/05 at 101          AAA               714,205
                 of Michigan, 1995 Refunding Bonds (General Obligation -
                 Unlimited Tax), 5.500%, 5/01/20

        1,000   Mancelona Public School District, General Obligation Bonds,           5/06 at 100          AAA               964,910
                 Series 1997 (Antrim and Kalkaska Counties), 5.200%, 5/01/17

        6,400   Mattawan Consolidated School, Counties of Van Buren and               5/02 at 102          AA+             6,622,144
                 Kalamazoo, State of Michigan, 1992 Refunding Bonds (General
                 Obligation - Unlimited Tax), 6.300%, 5/01/17

        2,875   Milan Area Schools, Counties of Washtenaw and Monroe,                 5/10 at 100          AAA             2,899,265
                 State of Michigan, 2000 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), Series A and B,
                 5.750%, 5/01/24

        2,500   Montrose Township School District, Michigan, School Building         No Opt. Call          AAA             2,645,725
                 and Site Bonds, Series 1997, 6.000%, 5/01/22

        1,000   Muskegon Heights Public Schools, County of Muskegon,                  5/09 at 100          AAA               893,110
                 State of Michigan, 1999 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.000%, 5/01/29

        1,045   Nice Community School District, Counties of Marquette and             5/04 at 101          AAA               998,529
                 Baraga, State of Michigan, 1995 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.250%, 5/01/20

        1,225   North Branch Area Schools, County of Lapeer, State of Michigan,   5/03 at 101 1/2          AAA             1,183,301
                 1993 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.375%, 5/01/21

        1,470   Parchment School District, County of Kalamazoo, State of             No Opt. Call          AAA             1,358,986
                 Michigan, 1998 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/25

                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of INVESTMENTS July 31, 2000


    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       4,000   Pinckney Community Schools, Counties of Livingston and                5/07 at 100          AAA           $ 3,886,200
                 Washtenaw, State of Michigan, 1997 School Building and
                 Site Bonds (General Obligation - Unlimited Tax), 5.500%, 5/01/27

          685   Reeths-Puffer Schools, County of Muskegon, State of Michigan,         5/05 at 101          AAA               698,152
                 Refunding Bonds, 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland              5/10 at 100          AAA             1,012,930
                 and Macomb, State of Michigan, 2000 School Building and
                 Site and Refunding Bonds, Series I (General Obligation -
                 Unlimited Tax), 5.750%, 5/01/19

        2,100   Romulus Community Schools, County of Wayne, State of                  5/09 at 100          AAA             2,109,093
                 Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.750%, 5/01/25

        1,980   Washtenaw County Building Authority, Michigan, Building               9/07 at 100          AAA             1,954,913
                 Authority Bonds, Series 1999 (General Obligation - Limited
                 Tax Bonds), 5.400%, 9/01/17

        2,600   West Bloomfield School District, County Of Oakland, State             5/10 at 100          AAA             2,677,610
                 of Michigan, 2000 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.900%, 5/01/18

                Western Townships Utilities Authority, Sewage Disposal System
                Refunding Bonds, Series 1991:
        1,500      6.750%, 1/01/15                                                    1/02 at 100          AAA             1,542,735
        5,040      6.500%, 1/01/19                                                    1/02 at 100          AAA             5,164,438

        1,725   Williamston Community School District (General Obligation -          No Opt. Call          AAA             1,705,301
                 Unlimited Tax), Series 1996 (Q-SBLF), 5.500%, 5/01/25

        1,000   Wyoming Public Schools, County of Kent, State of Michigan,            5/09 at 100          AAA               912,690
                 1999 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.9%

        2,000   Michigan Municipal Bond Authority, Local Government Loan              5/02 at 102            A             2,084,780
                 Program Revenue Bonds, Series 1992D, 6.650%, 5/01/12

        3,800   State Building Authority, State of Michigan, 1991 Revenue            10/01 at 102           AA             3,885,310
                 Refunding Bonds, Series I, 6.250%, 10/01/20

          895   State Building Authority, State of Michigan, 1991 Revenue Bonds,     10/01 at 102           AA               932,402
                  Series II, 6.800%, 10/01/21

        1,000   State Building Authority, State of Michigan, 1998 Revenue Bonds,     10/09 at 100           AA               874,390
                 Series I (Facilities Program), 4.750%, 10/15/21

        2,000   The State of Michigan, Certificates of Participation,                 6/10 at 100          AAA             1,971,020
                 525 Redevco, Inc., 5.500%, 6/01/19 (WI)

        1,350   State of Michigan, State Trunk Line Fund Refunding Bonds,            11/08 at 101          AAA             1,184,463
                 Series 1998A, 4.750%, 11/01/20

                Puerto Rico Highway and Transportation Authority, Highway Revenue
                Bonds, Series Y of 1996:
        4,100      5.500%, 7/01/36                                                    7/16 at 100            A             4,048,504
        2,000      5.000%, 7/01/36                                                    7/16 at 100            A             1,794,460

        1,125   Puerto Rico Highway and Transportation Authority, Transportation      7/10 at 101            A             1,167,840
                 Revenue Bonds, Series B, 6.000%, 7/01/39


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.0%

        2,505   Charter County of Wayne, Michigan, Airport Revenue Bonds             12/01 at 102          AAA             2,612,339
                 (Detroit Metropolitan Wayne County Airport), Subordinate Lien,
                 Series 1991B, 6.750%, 12/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 21.8%

        1,600   Gaylord Community Schools, Counties of Ostego and Antrim,             5/02 at 102       AA+***             1,687,120
                 State of Michigan, 1992 School Building and Site and Refunding
                 Bonds, 6.600%, 5/01/21 (Pre-refunded to 5/01/02)

        1,000   Grosse IIe Township School District, School Improvement               5/07 at 100          AAA             1,074,660
                 Refunding Bonds, General Obligation, Series 1996,
                 6.000%, 5/01/22 (Pre-refunded to 5/01/07)

        1,250   Gull Lake Community Schools, Counties of Kalamazoo, Barry             5/01 at 102          AAA             1,297,300
                 and Calhoun, State of Michigan, 1991 School Building and
                 Site Bonds, 6.800%, 5/01/21 (Pre-refunded to 5/01/01)

        3,100   Hemlock Public School District, Counties of Saginaw and               5/02 at 102       AA+***             3,279,242
                 Midland, State of Michigan, 1992 School Building and Site
                 and Refunding Bonds, 6.750%, 5/01/21 (Pre-refunded to 5/01/02)

        2,000   Lincoln Park School District, General Obligation Bonds,               5/06 at 101          AAA             2,139,540
                 Series 1996, 5.900%, 5/01/26 (Pre-refunded to 5/01/06)

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,000   Marquette Area Public Schools, County of Marquette, State             5/01 at 102          AAA           $ 1,037,110
                 of Michigan, 1991 School Building and Site Bonds, Series B
                 (General Obligation - Unlimited Tax), 6.700%, 5/01/21
                 (Pre-refunded to 5/01/01)

        3,100   Michigan Municipal Bond Authority, State Revolving Fund              10/02 at 102       AA+***             3,292,665
                 Revenue Bonds, Series 1992A, 6.600%, 10/01/18
                 (Pre-refunded to 10/01/02)

        3,035   Michigan State Hospital Finance Authority, Hospital Revenue          12/02 at 102          AAA             3,252,518
                 Bonds (Mid-Michigan Obligated Group), Series 1992,
                 6.900%, 12/01/24 (Pre-refunded to 12/01/02)

        1,450   Michigan State Hospital Finance Authority, Hospital Revenue           9/01 at 102          Aaa             1,526,923
                 Bonds (McLaren Obligated Group), Series 1991A,
                 7.500%, 9/15/21 (Pre-refunded to 9/15/01)

        9,355   Michigan State Hospital Finance Authority, Hospital Revenue          11/01 at 102       Aa2***             9,821,815
                 Bonds (Daughters of Charity National Health System -
                 Providence Hospital), Series 1991, 7.000%, 11/01/21
                 (Pre-refunded to 11/01/01)

        1,550   Michigan State Hospital Finance Authority, Hospital Revenue           5/01 at 100       AA-***             1,569,763
                 Bonds (Mercy Mount Clemens Corporation), Series 1992,
                 6.000%, 5/15/17 (Pre-refunded to 5/15/01)

        2,150   North Branch Area Schools, County of Lapeer, State of Michigan,       5/02 at 102       AA+***             2,267,068
                 1992 School Building and Site and Refunding Bonds (General
                 Obligation - Unlimited Tax), 6.600%, 5/01/17
                 (Pre-refunded to 5/01/02)

        1,500   Perry Public Schools, Counties of Shiawassee and Ingham,          5/02 at 101 1/2          AAA             1,569,630
                 State of Michigan, 1992 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 6.375%, 5/01/22
                 (Pre-refunded to 5/01/02)

        4,650   Plymouth-Canton Community Schools, Counties of Wayne                  5/01 at 101       AA+***             4,780,200
                 and Washtenaw, State of Michigan, 1991 School Building
                 and Site and Refunding Bonds, Series B, 6.800%, 5/01/11
                 (Pre-refunded to 5/01/01)

        4,845   Saginaw-Midland Municipal Water Supply Corporation,                   9/04 at 102        A2***             5,323,686
                 State of Michigan, Water Supply Revenue Bonds (General
                 Obligation - Limited Tax), Series 1992, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/04)

        8,250   Regents of the University of Michigan, Medical Service Plan          12/01 at 102       Aa2***             8,624,633
                 Revenue Bonds, Series 1991, 6.500%, 12/01/21
                 (Pre-refunded to 12/01/01)

        4,200   Warren Consolidated Schools, Counties of Macomb and Oakland,          5/01 at 102        Aa***             4,355,190
                 State of Michigan, 1991 School Building and Site and Refunding
                 Bonds (General Obligation - Unlimited Tax), 6.700%, 5/01/21
                 (Pre-refunded to 5/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 15.1%

        6,425   The Economic Development Corporation of the City of Detroit,          5/01 at 102          AAA             6,645,763
                 Resource Recovery Revenue Bonds, Series 1991A,
                 6.875%, 5/01/09 (Alternative Minimum Tax)

        2,390   Michigan South Central Power Agency, Power Supply System             11/01 at 102         Baa1             2,481,656
                 Revenue Refunding Bonds, 1991 Series, 6.750%, 11/01/10

        3,630   Michigan Strategic Fund, Adjustable Rate Demand - Limited            No Opt. Call          AAA             4,280,895
                 Obligation Refunding Revenue Bonds (The Detroit Edison
                 Company, Pollution Control Bonds Project), Series 1990BB,
                 7.000%, 5/01/21

        4,330   Michigan Strategic Fund, Limited Obligation Refunding Revenue         9/01 at 102          AAA             4,506,577
                 Bonds (The Detroit Edison Company, Pollution Control Bonds
                 Project), Collateralized Series 1991CC, 6.950%, 9/01/21

        7,600   Michigan Strategic Fund, Limited Obligation Refunding Revenue        12/01 at 102          AAA             7,937,820
                 Bonds (The Detroit Edison Company, Pollution Control Bonds
                 Project), Collateralized Series 1991DD, 6.875%, 12/01/21

        7,000   County of Monroe, Michigan, Pollution Control Revenue Bonds           9/02 at 102          AAA             7,392,840
                 (The Detroit Edison Company, Monroe and Fermi Plants Project),
                 Collateralized Series I 1992, 6.875%, 9/01/22 (Alternative
                 Minimum Tax)

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/05 at 100         BBB+               988,590
                 Series X, 5.500%, 7/01/25

        5,000   City of Wyandotte, County of Wayne, State of Michigan,               10/02 at 102          AAA             5,147,800
                 1992 Electric Revenue Refunding Bonds, 6.250%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.9%

        5,250   City of Detroit, Michigan, Sewage Disposal System Revenue             7/05 at 100          AAA             4,722,112
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25

                City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                Series 1997-A:
        3,000      5.500%, 7/01/20                                                    7/07 at 101          AAA             2,965,890
        1,730      5.000%, 7/01/22                                                    7/07 at 101          AAA             1,578,435

        1,000   City of Detroit, Michigan, Sewage Disposal System Revenue             1/10 at 101          AAA             1,017,000
                 Bonds, Series 1999-A, 5.875%, 7/01/27

                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       6,000   City of Detroit, Michigan, Water Supply System Revenue and            7/04 at 102          AAA           $ 5,434,080
                 Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/23

        2,000   City of Detroit, Michigan, Water Supply System Revenue Bonds          1/10 at 101          AAA             2,010,700
                 (Senior Lien), Series 1999-A, 5.750%, 7/01/26

        1,000   City of Grand Rapids, Michigan, Sanitary Sewer System                 7/08 at 101          AAA               859,120
                 Improvement and Refunding Revenue Bonds, Series 1998A,
                 4.750%, 1/01/28

                City of Muskegon Heights, County of Muskegon, State of Michigan,
                Water Supply System Revenue Bonds, Series 2000A:
        1,040      5.625%, 11/01/25                                                  11/10 at 100          Aaa             1,031,582
        1,160      5.625%, 11/01/30                                                  11/10 at 100          Aaa             1,146,590
------------------------------------------------------------------------------------------------------------------------------------
$     259,005   Total Investments (cost $251,331,182) - 98.5%                                                            257,604,079
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.8%

                University of Michigan, Hospital Revenue Bonds, Series 1998A2,                          VMIG-1             2,000,000
$       2,000    Variable Rate Demand Bonds, 4.250%, 12/01/24+
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                       1,824,635
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $261,428,714
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                                    Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 2.6%

$       3,050   Michigan Strategic Fund, Limited Obligation Revenue Bonds            12/02 at 102          BBB           $ 3,023,069
                 (Waste Management, Inc. Project), Series 1992,
                 6.625%, 12/01/12 (Alternative Minimum Tax)

        1,370   Michigan Strategic Fund, Limited Obligation Revenue Bonds            12/03 at 102          BBB             1,271,360
                 (WMX Technologies, Inc. Project), Series 1993,
                 6.000%, 12/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.5%

        3,000   Board of Regents of Eastern Michigan University, General             12/06 at 101          AAA             2,910,150
                 Revenue Bonds, Series 1997, 5.500%, 6/01/27

        1,250   Michigan Higher Education Student Loan Authority,                    10/02 at 102            A             1,300,188
                 Student Loan and Refunding Revenue Bonds, Series XV-A,
                 6.700%, 10/01/05 (Alternative Minimum Tax)

        1,000   Board of Control of Saginaw Valley State University                   7/09 at 100          Aaa               988,680
                 (Michigan), General Revenue Bonds, Series 1999,
                 5.625%, 7/01/29

        2,500   Board of Governors of Wayne State University (Michigan),             11/09 at 101          AAA             2,298,200
                 General Revenue Bonds, Series 1999, 5.125%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.7%

        2,050   The Economic Development Corporation of the City of Dearborn,        11/05 at 102          AAA             2,067,917
                Hospital Revenue Bonds (Oakwood Obligated Group),
                 Series 1995A, 5.875%, 11/15/25

        2,200   City of Hancock Hospital Finance Authority, FHA-Insured               8/08 at 100          AAA             2,043,448
                 Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

        2,500   City of Kalamazoo Hospital Finance Authority, Hospital Revenue        5/06 at 102          AAA             2,528,675
                 Refunding and Improvement Bonds (Bronson Methodist
                 Hospital), Series 1996, 5.750%, 5/15/16

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series
                1993A:
        3,000      6.250%, 8/15/13                                                    8/03 at 102         BBB-             2,663,940
        3,200      6.500%, 8/15/18                                                    8/03 at 102         BBB-             2,823,136

        4,000   Michigan State Hospital Finance Authority (Michigan),                 9/02 at 102          AA-             3,871,000
                 Hospital Revenue and Refunding Bonds (Henry Ford Health
                 System), Series 1992A, 5.750%, 9/01/17

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue           1/05 at 102           A+             2,014,020
                 and Refunding Bonds (Otsego Memorial Hospital Gaylord,
                 Michigan), Series 1995, 6.250%, 1/01/20

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds             11/09 at 101           AA             2,511,075
                 (Ascension Health Credit Group), Series 1999A,
                 6.125%, 11/15/26

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue           5/09 at 101          AAA             3,957,960
                 and Refunding Bonds (Mercy Mount Clemens Corporation
                 Obligated Group), Series 1999A, 5.750%, 5/15/29

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101         BBB-             1,066,950
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101          AA-             4,221,396
                 Bonds (Henry Ford Health System), Series 1999A,
                 6.000%, 11/15/24

        3,000   Regents of the University of Michigan, Hospital Revenue              12/02 at 102           AA             2,867,430
                 Refunding Bonds, Series 1993A, 5.500%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.4%

        2,400   Michigan State Housing Development Authority, Limited                 4/04 at 103          AAA             2,435,424
                 Obligation Revenue Bonds (Walled Lake Villa Project),
                 Series 1993, 6.000%, 4/15/18

        1,500   Michigan State Housing Development Authority, Limited                10/03 at 103          AAA             1,472,235
                 Obligation Revenue Bonds (Brenton Village Green Project),
                 Series 1993, 5.625%, 10/15/18

          790   Michigan State Housing Development Authority, Rental Housing          4/03 at 102          AAA               790,719
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

                Mount Clemens Housing Corporation, Multifamily Housing Refunding
                Revenue Bonds, Series 1992A (FHA-Insured Mortgage Loan - Section
                8 Assisted Project):
$       1,000      6.600%, 6/01/13                                                    6/03 at 102          AAA           $ 1,030,230
        1,500      6.600%, 6/01/22                                                    6/03 at 102          AAA             1,539,015


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.8%

        1,290   Michigan State Housing Development Authority, Single Family           6/05 at 102          AA+             1,306,886
                 Mortgage Revenue Bonds, 1995 Series A, 6.800%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.7%

        1,000   Central Montcalm Public Schools, Counties of Montcalm and Ionia,      5/09 at 100          AAA             1,005,020
                 State of Michigan, 1999 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.750%, 5/01/24

          730   Clarkston Community Schools, County of Oakland, State                 5/03 at 102          AA+               743,177
                 of Michigan, 1993 School Building and Site Refunding Bonds,
                 5.900%, 5/01/16

          500   Coopersville Area Public Schools, Counties of Ottawa and              5/09 at 100          AAA               446,555
                 Muskegon, State of Michigan, 1999 School Building and Site
                 Bonds (General Obligation - Unlimited Tax), 5.000%, 5/01/29

        2,500   School District of the City of Detroit, Wayne County, Michigan,       5/01 at 102          AA+             2,584,550
                 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), Series 1992, 6.250%, 5/01/12

        1,500   School District of the City of Detroit, Wayne County, Michigan,       5/09 at 101          AAA             1,287,195
                 School Building and Site Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1998A, 4.750%, 5/01/28

        3,000   Dexter Community Schools, Counties of Washtenaw and                   5/03 at 102          AA+             2,807,310
                 Livingston, State of Michigan, 1993 School Building and Site
                 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/17

        1,240   Milan Area Schools, Counties of Washtenaw and Monroe, State           5/10 at 100          AAA             1,258,476
                 of Michigan, 2000 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), Series A and B, 5.625%, 5/01/16

        1,100   Commonwealth of Puerto Rico, Public Improvement Bonds             7/07 at 101 1/2            A             1,129,645
                 of 1997, 5.750%, 7/01/17

          380   Reeths-Puffer Schools, County of Muskegon, State of Michigan,         5/05 at 101          AAA               387,296
                 1995 School Building and Site and Refunding Bonds,
                 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland              5/10 at 100          AAA             1,012,930
                 and Macomb, State of Michigan, 2000 School Building and
                 Site and Refunding Bonds, Series I (General Obligation -
                 Unlimited Tax), 5.750%, 5/01/19

        1,500   Romulus Community Schools, County of Wayne, State of                  5/09 at 100          AAA             1,506,495
                 Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.750%, 5/01/25

        2,500   West Bloomfield School District, County Of Oakland, State             5/10 at 100          AAA             2,561,275
                 of Michigan, 2000 School Building and Site Bonds (Unlimited
                 Tax - General Obligation), 5.800%, 5/01/17

        1,000   Western Townships Utilities Authority, Sewage Disposal                1/02 at 100          AAA             1,024,070
                 System Refunding Bonds, Series 1991, 6.500%, 1/01/10


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.9%

        6,500   City of Detroit, Michigan, Convention Facility Limited Tax            9/03 at 102          AAA             6,512,610
                 Revenue Refunding Bonds (Cobo Hall Expansion Project),
                 Series 1993, 5.250%, 9/30/12

        1,400   City of Detroit, Michigan, Downtown Development Authority,            7/08 at 100          AAA             1,208,298
                 Tax Increment Refunding Bonds (Development Area No. 1
                 Projects), Series 1998A, 4.750%, 7/01/25

        5,500   Detroit/Wayne County Stadium Authority (State of Michigan),           2/07 at 102          AAA             5,159,440
                 Building Authority Stadium Bonds, Series 1997 (General
                 Obligation - Limited Tax), 5.250%, 2/01/27

        5,000   Michigan Municipal Bond Authority, State Revolving Fund              10/09 at 101          AA+             4,910,650
                 Revenue Bonds and Drinking Water Revolving Fund Revenue
                 Bonds, Series 1999, 5.500%, 10/01/21

        2,750   State Building Authority, State of Michigan, 1991 Revenue            10/01 at 102           AA             2,811,738
                 Refunding Bonds, Series I, 6.250%, 10/01/20

        1,000   State Building Authority, State of Michigan, 1991 Revenue            10/01 at 102           AA             1,022,450
                 Bonds, Series II, 6.250%, 10/01/20

        2,275   State of Michigan, Comprehensive Transportation Bonds,                5/02 at 100           AA             2,299,206
                 Series 1992A, 5.750%, 5/15/12
        1,500   State of Michigan, State Trunk Line Fund Refunding Bonds,            11/08 at 101          AAA             1,349,325
                 Series 1998A, 5.000%, 11/01/26

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/16 at 100            A               897,230
                 Revenue Bonds, Series Y of 1996, 5.000%, 7/01/36

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       3,615   Saginaw-Midland Municipal Water Supply Corporation, State         9/02 at 101 1/2           A2           $ 3,521,046
                 of Michigan, Water Supply System Revenue Bonds (General
                 Obligation - Limited Tax), Series 1993, 5.250%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.7%

        1,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        6/03 at 102         Baa2               997,490
                 1993 Series A (American Airlines, Inc. Project),
                 6.300%, 6/01/23 (Alternative Minimum Tax)

        2,000   Charter County of Wayne, Michigan, Detroit Metropolitan              12/08 at 101          AAA             1,740,160
                 Wayne County Airport, Airport Revenue Bonds, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.0%

        2,000   Board of Control of Ferris State University, General Revenue         10/03 at 102          AAA             2,135,280
                 Bonds, Series 1993, 6.250%, 10/01/19 (Pre-refunded to 10/01/03)

        1,950   Michigan Municipal Bond Authority, State Revolving Fund Revenue      No Opt. Call       AA+***             2,088,957
                 Bonds, Series 1994, 7.000%, 10/01/03

        3,000   Michigan State Hospital Finance Authority (Michigan), Hospital        5/03 at 102          AAA             3,099,840
                 Revenue Refunding Bonds (St. John Hospital), Series 1993A,
                 6.000%, 5/15/13

        2,500   Michigan State Hospital Finance Authority, Hospital Revenue          11/01 at 102       Aa2***             2,624,750
                 Bonds (Daughters of Charity National Health System - Providence
                 Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

          620   Reeths-Puffer Schools, County of Muskegon, State of Michigan,         5/05 at 101          AAA               654,652
                 1995 School Building and Site and Refunding Bonds,
                 5.750%, 5/01/15 (Pre-refunded to 5/01/05)

        2,650   Regents of the University of Michigan, Hospital Revenue Bonds,       12/00 at 100        AA***             2,667,623
                 Series 1990, 6.375%, 12/01/24 (Pre-refunded to 12/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.3%

        4,750   The City of Grand Haven, Michigan, Electric System Revenue            7/03 at 102          AAA             4,627,355
                 Refunding Bonds, 1993 Series, 5.250%, 7/01/16

        4,020   Michigan Public Power Agency, Belle River Project Refunding           1/03 at 102          AA-             3,832,346
                 Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

        3,500   Michigan Strategic Fund, Limited Obligation Refunding Revenue         6/03 at 102          AAA             3,623,340
                 Bonds (Consumers Power Company Project), Collateralized
                 Series 1993B, 5.800%, 6/15/10

        1,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue         9/09 at 102          AAA               957,580
                 Bonds (The Detroit Edison Company, Pollution Control Bonds
                 Project), Collateralized Series 1999A, 5.550%, 9/01/29
                 (Alternative Minimum Tax)

                County of Monroe, Michigan, Pollution Control Revenue Bonds (The
                Detroit Edison Company Project), Series CC-1992:
        2,500      6.550%, 6/01/24 (Alternative Minimum Tax)                          6/03 at 102          AAA             2,638,650
        1,500      6.550%, 9/01/24 (Alternative Minimum Tax)                          9/03 at 102          AAA             1,587,600

        6,000   County of Monroe, Michigan, Pollution Control Revenue Bonds          No Opt. Call          AAA             6,343,860
                 (The Detroit Edison Company Project), Series A-1994,
                 6.350%, 12/01/04 (Alternative Minimum Tax)


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of INVESTMENTS July 31, 2000


    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.2%

$       3,250   City of Detroit, Michigan, Sewage Disposal System Revenue             7/07 at 101          AAA           $ 3,213,048
                 Bonds, Series 1997-A, 5.500%, 7/01/20

        3,755   City of Detroit, Michigan, Sewage Disposal System Revenue             7/03 at 102          AAA             3,826,721
                 and Revenue Refunding Bonds, Series 1993-A, 5.700%, 7/01/13

                City of Detroit, Michigan, Sewage Disposal System Revenue
                Bonds, Series 1999-A:
        5,000      5.750%, 7/01/26                                                    1/10 at 101          AAA             5,026,750
        2,000      5.875%, 7/01/27                                                    1/10 at 101          AAA             2,034,000

        4,500   City of Detroit, Michigan, Water Supply System Revenue and            7/04 at 102          AAA             3,949,604
                 Revenue Refunding Bonds, Series 1993, 4.750%, 7/01/19

        4,000   City of Detroit, Michigan, Water Supply System Revenue Bonds          1/10 at 101          AAA             4,021,400
                 (Senior Lien), Series 1999-A, 5.750%, 7/01/26

        1,600   City of Grand Rapids, Michigan, Sanitary Sewer System                 7/08 at 101          AAA             1,374,590
                 Improvement and Refunding Revenue Bonds, Series 1998A,
                 4.750%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     166,485   Total Investments (cost $160,027,552) - 98.8%                                                            163,514,686
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       2,050,513
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $165,565,199
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                                   Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 1.1%

$       2,440   Ohio Water Development Authority, Revenue Bonds, USA                  3/02 at 102          N/R           $ 2,507,734
                 Waste Services, Series 1992, 7.750%, 9/01/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.3%

          825   Bowling Green State University, Ohio, General Receipts Bonds,         6/01 at 102            A               854,156
                 Series 1991, 6.700%, 6/01/07

        3,665   State of Ohio, Education Loan Revenue Bonds, Series 1997A             6/07 at 102          AAA             3,680,943
                 (Supplemental Student Loan Program), 1997A1,
                 5.850%, 12/01/19 (Alternative Minimum Tax)

        1,000   State of Ohio (Ohio Higher Educational Facility Commission),         12/04 at 102          AAA             1,025,170
                 Higher Educational Facility Revenue Bonds (University of
                 Dayton, 1994 Project), 5.800%, 12/01/14

        2,400   State of Ohio (Ohio Higher Educational Facility Commission),         12/03 at 102          AAA             2,571,240
                 Higher Educational Facility Mortgage Revenue Bonds (University
                 of Dayton, 1992 Project), 6.600%, 12/01/17

        1,200   State of Ohio (Ohio Higher Educational Facility Commission),          9/06 at 101          N/R             1,213,644
                 Higher Educational Facility Revenue Bonds (The University of
                 Findlay, 1996 Project), 6.125%, 9/01/16

        1,575   The Ohio State University (A State University of Ohio) General       12/02 at 102           AA             1,623,337
                 Receipts Bonds, Series 1992 A1, 5.875%, 12/01/12

        3,150   The Student Loan Funding Corporation, Cincinnati, Ohio, Student       7/02 at 100            A             3,179,610
                 Loan Subordinated Revenue Refunding Bonds, Series 1992D,
                 6.600%, 7/01/05 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.0%

        2,000   County of Ashtabula, Ohio, Industrial Development Refunding           5/02 at 102         Baa2             2,064,800
                 Revenue Bonds, 1992 Series A (Ashland Oil, Inc. Project),
                 6.900%, 5/01/10

        2,250   Ohio Air Quality Development Authority, Air Quality Development       4/01 at 102         Baa2             2,321,505
                 Refunding Revenue Bonds,  Series 1992 (Ashland Oil, Inc.
                 Project), 6.850%, 4/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.3%

        1,300   Akron, Bath and Copley Joint Township Hospital District, Ohio,       11/03 at 102         Baa1             1,151,033
                 Hospital Facilities Revenue Bonds, Series 1993A (Summa Health
                 System Project), 5.500%, 11/15/13

                County of Butler, Ohio, Hospital Facilities Revenue Refunding
                and Improvement Bonds, Series 1991 (Fort Hamilton-Hughes
                Memorial Hospital Center):
          125      7.250%, 1/01/01                                                   No Opt. Call         Baa1               125,286
        1,000      7.500%, 1/01/10                                                    1/02 at 102         Baa1             1,029,320

                City of Cambridge, Ohio, Hospital Revenue Refunding Bonds,
                Series 1991 (Guernsey Memorial Hospital Project):
        1,680      8.000%, 12/01/06                                                  12/01 at 102          BBB             1,747,452
          750      8.000%, 12/01/11                                                  12/01 at 102          BBB               777,330

        2,675   County of Clermont, Ohio, Hospital Facilities Revenue Refunding       1/03 at 102          AAA             2,727,885
                 Bonds, Series 1993A (Mercy Health System), 5.875%, 1/01/15

        1,000   County of Cuyahoga, Ohio, Hospital Improvement and Refunding          2/07 at 102          AAA             1,008,740
                 Revenue Bonds, Series 1997 (The MetroHealth System
                 Project), 5.625%, 2/15/17

        1,170   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,          2/03 at 102          AA-             1,199,426
                 Series 1993, Health Cleveland, Inc. (Fairview General
                 Hospital Project), 6.300%, 8/15/15

                County of Franklin, Ohio, Hospital Refunding and Improvement
                Revenue Bonds, 1996 Series A (The Children's Hospital Project):
        1,000      5.750%, 11/01/20                                                  11/06 at 101           Aa               984,040
        1,500      5.875%, 11/01/25                                                  11/06 at 101           Aa             1,484,265

        1,500   County of Franklin, Ohio, Hospital Revenue Refunding and             11/02 at 102           Aa             1,583,850
                 Improvement Bonds, 1992 Series A (The Children's Hospital
                 Project), 6.600%, 5/01/13

                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                   Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       2,500   County of Marion, Ohio, Hospital Refunding and Improvement            5/06 at 102         BBB+           $ 2,424,925
                 Revenue Bonds, Series 1996 (The Community Hospital),
                 6.375%, 5/15/11

        1,500   County of Montgomery, Ohio, Hospital Facilities Revenue               4/06 at 102          AAA             1,516,620
                 Refunding and Improvement Bonds, Series 1996 (Kettering
                 Medical Center), 5.625%, 4/01/16

        2,500   County of Richland, Ohio, Hospital Facilities Revenue                11/10 at 101          N/R             2,442,375
                 Improvement Bonds, Series 2000B, MedCentral Health System
                 Obligated Group, 6.375%, 11/15/30 (WI)

          750   County of Tuscarawas, Ohio, Hospital Facilities Revenue              10/03 at 102         Baa2               689,498
                 Bonds, Series 1993A (Union Hospital Project), 6.500%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.0%

        1,385   County of Clermont, Ohio, Mortgage Revenue Bonds, Series 1994         8/03 at 103          Aaa             1,379,211
                 (GNMA Collateralized - S.E.M. Villa II Project), Series 1994-A,
                 5.950%, 2/20/30

        1,435   County of Cuyahoga, Ohio, Multifamily Housing Revenue Bonds           6/08 at 105          Aaa             1,441,228
                 (Water Street Associates Project), Series 1997,
                 6.150%, 12/20/26 (Alternative Minimum Tax)

          990   County of Franklin, Ohio, Multifamily Housing Mortgage                1/05 at 103           Aa               923,066
                 Revenue Bonds, Series 1994A (FHA- Insured Mortgage
                 Loan - Hamilton Creek Apartments Project), 5.550%, 7/01/24
                 (Alternative Minimum Tax)

        6,155   County of Franklin, Ohio, Mortgage Revenue Bonds, Series 1992A        1/02 at 103           Aa             6,369,871
                 (FHA-Insured Mortgage Loan - Kensington Place Project),
                 6.750%, 1/01/34

        5,200   Hamilton County, Multifamily Housing Revenue Bonds (Huntington        1/07 at 102          AAA             5,054,400
                 Meadows Project), Series 1997, 5.700%, 1/01/27
                 (Alternative Minimum Tax)

        4,060   Lucas Northgate Housing Development Corporation (Ohio),               1/04 at 102          Aaa             4,072,748
                 Mortgage Revenue Refunding Bonds, Series 1999A (FHA-Insured
                 Mortgage Loan - Northgate Apartments Section 8 Assisted Project),
                 6.000%, 7/01/24

        3,265   Ohio Housing Finance Agency, Multifamily Housing Revenue             12/09 at 100          AAA             3,287,692
                 Bonds (Timber Lake Apartments Project), Series 1999C,
                 6.150%, 12/01/24 (Alternative Minimum Tax)

        4,315   Ohio Capital Corporation for Housing, Mortgage Revenue                2/09 at 102          Aa2             4,321,688
                 Refunding Bonds, Series 1999G (FHA- Insured Mortgage
                 Loans - Section 8 Assisted Projects), 5.950%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.9%

        3,000   Ohio Housing Finance Agency, Residential Mortgage                     9/09 at 100          Aaa             3,077,160
                 Revenue Bonds, 2000 Series A1 (Mortgage-Backed
                 Securities Program), 6.350%, 9/01/31 (Alternative Minimum Tax)

        3,980   Ohio Housing Finance Agency, Residential Mortgage Revenue             9/07 at 102          Aaa             3,840,222
                 Bonds, 1996 Series B-3 (Mortgage-Backed Securities Program),
                 5.750%, 9/01/28 (Alternative Minimum Tax)

        2,000   Ohio Housing Finance Agency, Residential Mortgage Revenue             9/08 at 101          Aaa             1,788,560
                 Bonds, 1999 Series A1 (Mortgage-Backed Securities Program),
                 5.250%, 9/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.9%

        1,365   County of Franklin, Ohio, Health Care Facilities Revenue Bonds,       7/03 at 102          N/R             1,221,880
                 Series 1993 (Ohio Presbyterian Retirement Services),
                 6.500%, 7/01/23

        1,000   County of Marion, Ohio, Health Care Facilities Refunding and         11/03 at 102         BBB-               904,390
                 Improvement Revenue Bonds, Series 1993 (United Church Homes,
                 Inc. Project), 6.300%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.8%

        1,000   Ansonia Local School District, Darke County, Ohio, General           12/10 at 102          Aaa               975,070
                 Obligation Bonds, Series 2000, 5.500%, 12/01/22

                Berea City School District, Ohio, School Improvement Bonds,
                Series 1993 (General Obligation - Unlimited Tax):
          650      7.500%, 12/15/06                                                  12/03 at 102          AAA               717,425
          680      7.450%, 12/15/07                                                  12/03 at 102          AAA               749,489

        1,750   Brecksville-Broadview Heights City School District, Ohio, School     12/06 at 102          AAA             1,914,448
                 Improvement Bonds, Series 1996 (General Obligation -
                 Unlimited Tax), 6.500%, 12/01/16

        2,000   City of Columbus, Ohio, General Obligation Refunding Bonds,           1/02 at 102          Aaa             2,090,360
                 Series 1992B, 6.500%, 1/01/10

        1,300   County of Franklin, Ohio, Refunding Bonds, Series 1993 (General      12/08 at 102          AAA             1,277,809
                 Obligation - Limited Tax), 5.375%, 12/01/20


    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,505   Greater Cleveland Regional Transit Authority, General Obligation     12/06 at 101          Aaa           $ 1,596,609
                 Capital Improvement Bonds, Series 1996, 5.650%, 12/01/16

        1,000   Hilliard City School District, Ohio, General Obligation Bonds,       12/10 at 101          AAA             1,008,610
                 School Improvement Bonds, Series2000, 5.750%, 12/01/24

        1,260   Morgan Local School District, Counties of Morgan, Muskingum          12/10 at 101          AA-             1,269,488
                 and Washington, Ohio, School Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 2000, 5.750%, 12/01/22

                North Canton City School District, Ohio, School Improvement
                Bonds, Series 1994 (General Obligation - Unlimited Tax):
          650      9.750%, 12/01/03                                                  No Opt. Call          AAA               752,284
          715      9.700%, 12/01/04                                                  No Opt. Call          AAA               855,090

        1,500   Plain Local School District, Franklin and Licking Counties, Ohio,    12/10 at 100          Aaa             1,563,795
                 Various Purpose Bonds, Series 2000 (General Obligation -
                 Unlimited Tax), 6.000%, 12/01/20

        2,000   Commonwealth of Puerto Rico, Public Improvement Bonds             7/06 at 101 1/2            A             1,950,440
                 of 1996 (General Obligation Bonds), 5.400%, 7/01/25

        1,300   Commonwealth of Puerto Rico, Public Improvement Bonds             7/07 at 101 1/2            A             1,335,035
                 of 1997, 5.750%, 7/01/17

        2,400   Commonwealth of Puerto Rico, Public Improvement Bonds                 7/08 at 101            A             2,188,488
                 of 1998, 5.000%, 7/01/27
        1,000   Revere Local School District, Ohio, School Improvement Bonds,        12/03 at 102          AAA             1,026,700
                 Series 1993 (General Obligation - Unlimited Tax),
                 6.000%, 12/01/16

        2,870   City of Strongsville, Ohio, Various Purpose Improvement              12/06 at 102          Aa3             2,948,007
                 Bonds, Series 1996 (General Obligation - Limited Tax),
                 5.950%, 12/01/21

        1,000   Sylvania City School District (General Obligation - Unlimited        12/05 at 101          AAA             1,025,390
                 Tax), Series 1995, 5.800%, 12/01/15

        1,135   City of Toledo, Ohio (General Obligation - Limited Tax), Various     No Opt. Call          AAA             1,220,556
                 Purpose Improvement Bonds, Series 1994, 7.000%, 12/01/03

        1,000   Upper Arlington City School District, General Obligation Bonds,      12/06 at 101          AAA               955,010
                 Series 1996 Improvement Bonds, 5.250%, 12/01/22

        2,000   Board of Education, Wayne Local School District, County              12/06 at 101          AAA             2,057,840
                 of Warren, Ohio, School Improvement Bonds, Series 1996
                 (General Obligation - Unlimited Tax), 6.100%, 12/01/24

        3,000   Board of Education, West Clermont Local School District,             12/05 at 100          AAA             3,077,310
                 County of Clermont, Ohio, School Improvement Bonds,
                 Series 1995 (General Obligation - Unlimited Tax),
                 6.000%, 12/01/18

        1,000   City of Westlake, Ohio, General Obligation, Various Purpose          12/08 at 101          Aaa             1,011,280
                 Improvement and Refunding Bonds, Series 1997,
                 5.550%, 12/01/17

        1,820   Worthington City School District, Franklin County, Ohio,              6/02 at 102          AAA             1,907,014
                 Refunding Bonds (General Obligation - Unlimited Tax),
                 6.375%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.5%

        1,250   City of Columbus, Ohio, Tax Increment Financing Bonds,                6/09 at 101          AAA             1,109,813
                 Series 1999 (Easton Project), 4.875%, 12/01/24

        1,000   State of Ohio (Ohio Building Authority), State Facilities Bonds      10/02 at 102           AA             1,049,890
                 (Juvenile Correctional Building Fund Projects), 1992 Series B,
                 6.000%, 10/01/12

        3,000   State of Ohio (Ohio Building Authority), State Facilities Bonds      10/03 at 102           AA             3,169,170
                 (Adult Correctional Building Fund Projects), 1993 Series A,
                 6.125%, 10/01/12

          925   State of Ohio, Department of Transportation, Certificates            10/00 at 102           AA               936,091
                 of Participation (Rickenbacker Port Authority Improvements),
                 6.125%, 4/15/15 (Alternative Minimum Tax)

        1,500   State of Ohio (OPFC), Higher Education Capital Facilities            12/01 at 102           AA             1,543,935
                 Bonds, Series II-1992A, 5.500%, 12/01/06


------------------------------------------------------------------------------------------------------------------------------------
                TECHNOLOGY - 0.2%

          500   County of Franklin, Ohio, Revenue Bonds, Series 1993 (Online          4/03 at 100          N/R               502,355
                 Computer Library Center, Incorporated Project), 6.000%, 4/15/13



                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                   Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 3.0%

$       3,430   City of Cleveland, Ohio, Parking Facilities Refunding Revenue         9/06 at 102          AAA           $ 3,367,368
                 Bonds, Series 1996, 5.500%, 9/15/22

                Columbus Municipal Airport Authority, Airport Improvement
                Revenue Bonds, Series 1994A (Port Columbus International Airport
                Project):
          830      5.950%, 1/01/08 (Alternative Minimum Tax)                          1/04 at 102          AAA               868,371
        1,000      6.000%, 1/01/14 (Alternative Minimum Tax)                          1/04 at 102          AAA             1,026,150

        1,500   City of Dayton, Ohio, Special Facilities Revenue Refunding            2/08 at 102          BBB             1,348,095
                 Bonds, Series 1998A (Emery Air Freight Corporation and Emery
                 Worldwide Airlines, Inc., Guarantors), 5.625%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 24.9%

        1,500   City of Akron, Ohio, Waterworks System Mortgage Revenue               3/01 at 102          AAA             1,548,915
                 Improvement Bonds, Series 1991, 6.550%, 3/01/12
                 (Pre-refunded to 3/01/01)

        2,000   City of Barberton, Ohio Hospital Facilities Revenue Bonds,            1/02 at 102       N/R***             2,110,000
                 Series 1992 (The Barberton Citizen's Hospital Company
                 Project), 7.250%, 1/01/12 (Pre-refunded to 1/01/02)

        2,000   County of Carroll, Ohio, Hospital Improvement Revenue Bonds,         12/01 at 102          AAA             2,107,620
                 Series 1991 (Timken Mercy Medical Center),
                 7.125%, 12/01/18 (Pre-refunded to 12/01/01)

        2,500   County of Clermont, Ohio, Waterworks System Revenue Bonds,           12/01 at 102          AAA             2,619,525
                 Series 1991, Clermont County Sewer District,
                 6.625%, 12/01/14 (Pre-refunded to 12/01/01)

        2,000   City of Cleveland, Ohio, Public Power System First Mortgage          11/04 at 102          AAA             2,219,700
                 Revenue Bonds, Series 1994A, 7.000%, 11/15/24
                 (Pre-refunded to 11/15/04)

          590   City of Cleveland, Ohio, Public Power System Improvement First       11/01 at 102          AAA               620,385
                 Mortgage Revenue Bonds, Series 1991B, 7.000%, 11/15/17
                 (Pre-refunded to 11/15/01)

        1,575   City of Cleveland, Ohio, Waterworks Improvement First Mortgage        1/02 at 102          AAA             1,649,151
                 Revenue Bonds, Series F, 1992A, 6.500%, 1/01/21
                 (Pre-refunded to 1/01/02)

        2,745   City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds,      1/02 at 102          AAA             2,874,235
                 Series F, 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

        3,960   City of Cleveland, Ohio, Waterworks Improvement and                   1/06 at 102          AAA             4,219,182
                 Refunding First Mortgage Revenue Bonds, Series H 1996,
                 5.750%, 1/01/26 (Pre-refunded to 1/01/06)

        1,950   City School District of Columbus, Franklin County, Ohio, School      12/02 at 102          AAA             2,080,241
                 Building Renovation and Improvement Bonds, Series 1992
                 (General Obligation - Unlimited Tax), 6.650%, 12/01/12
                 (Pre-refunded to 12/01/02)

        3,250   County of Cuyahoga, Ohio, Hospital Revenue Bonds, Series 1991         8/01 at 102          AAA             3,399,013
                 (Meridia Health System), 7.000%, 8/15/23
                 (Pre-refunded to 8/15/01)

        1,500   County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds,         1/02 at 102       AA-***             1,571,670
                 Series 1992 (University Hospitals Health System, Inc. Project),
                 6.500%, 1/15/19 (Pre-refunded to 1/15/02)

        2,000   Dublin City School District, Franklin, Delaware and                  12/02 at 102          AAA             2,112,940
                 Union Counties, Ohio, Various Purpose School Building
                 Construction and Improvement Bonds (General Obligation -
                 Unlimited Tax), 6.200%, 12/01/19 (Pre-refunded to 12/01/02)

        2,705   County of Franklin, Ohio, First Mortgage Revenue,                    12/00 at 103          AAA             2,971,929
                 Series 1979 (Online Computer Library Center Inc. Project),
                 7.500%, 6/01/09

        3,250   City of Garfield Heights, Ohio, Hospital Improvement and             11/02 at 102       AA-***             3,459,170
                 Refunding Revenue Bonds, Series 1992B (Marymount
                 Hospital Project), 6.650%, 11/15/11 (Pre-refunded to 11/15/02)

        1,000   Hamilton County, Ohio, Sewer System Improvement and                   6/01 at 102          AAA             1,038,840
                 Refunding Revenue Bonds, 1991 Series A (The Metropolitan
                 Sewer District of Greater Cincinnati), 6.700%, 12/01/13
                 (Pre-refunded to 6/01/01)

        3,000   Kent State University (A State University of Ohio), General           5/02 at 102          AAA             3,159,390
                 Receipts Bonds, Series 1992, 6.500%, 5/01/22
                 (Pre-refunded to 5/01/02)

        1,000   City of Lakewood, Ohio, Various Purpose General Obligation           12/02 at 102       Aa3***             1,063,040
                 Bonds, Series 1992 (Limited Tax Obligation),
                 6.500%, 12/01/12 (Pre-refunded to 12/01/02)

        2,100   Lakota Local School District, County of Butler, Ohio, School         12/05 at 100          AAA             2,260,524
                 Improvement Bonds (General Obligation -Unlimited Tax),
                 Series 1994, 6.250%, 12/01/14 (Pre-refunded to 12/01/05)

        1,400   City of Middleburg Heights, Ohio, Hospital Improvement                8/01 at 102          AAA             1,460,144
                 Revenue Bonds, Series 1991 (Southwest General Hospital
                 Project), 6.750%, 8/15/21 (Pre-refunded to 8/15/01)




    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,000   City of Newark, Ohio, Water System Improvement Bonds                 12/03 at 102          AAA           $ 1,062,640
                 (General Obligation - Limited Tax), 6.000%, 12/01/18
                 (Pre-refunded to 12/01/03)

           50   Ohio Water Development Authority, State of Ohio, Water               12/00 at 100          AAA                50,598
                 Development Revenue Refunding Bonds, Refunding and
                 Improvement Series, 8.000%, 12/01/18
                 (Pre-refunded to 12/01/00)

        2,500   Commonwealth of Puerto Rico, Public Improvement Bonds             7/02 at 101 1/2          AAA             2,647,475
                 of 1992 (General Obligation Bonds), 6.600%, 7/01/13
                 (Pre-refunded to 7/01/02)

        1,400   Reynoldsburg City School District, Ohio, General Obligation          12/02 at 102          AAA             1,490,440
                 Bonds for School Building Construction and Improvement,
                 6.550%, 12/01/17 (Pre-refunded to 12/01/02)

        1,000   Solon City School District, Ohio, School Improvement Bonds,          12/01 at 102       N/R***             1,052,930
                 Series 1990 (General Obligation - Unlimited Tax),
                 7.150%, 12/01/13 (Pre-refunded to 12/01/01)

        3,500   University of Cincinnati, General Receipts Bonds, Series O,          12/02 at 102        AA***             3,705,310
                 6.300%, 6/01/12 (Pre-refunded to 12/01/02)

        1,000   University of Toledo, Ohio, General Receipts Bonds, Series B,        12/02 at 102          AAA             1,050,350
                 5.900%, 6/01/20 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.7%

        2,410   City of Cleveland, Ohio, Public Power System Improvement             11/01 at 102          AAA             2,527,463
                 First Mortgage Revenue Bonds, Series 1991B, 7.000%, 11/15/17

        1,250   City of Hamilton, Ohio, Electric System Mortgage Revenue             10/02 at 102          AAA             1,286,913
                 Bonds, 1992 Series B, 6.300%, 10/15/25

        4,000   Ohio Air Quality Development Authority, Collateralized Pollution      6/02 at 103          AAA             4,330,200
                 Control Revenue Refunding Bonds, Series 1992 (The Cleveland
                 Electric Illuminating Company Project), 8.000%, 12/01/13

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding, Limited Partnership
                Project) Series 1994:
        2,000    6.375%, 1/01/29 (Alternative Minimum Tax)                           10/04 at 102          AAA             2,064,460
        4,000    6.375%, 4/01/29 (Alternative Minimum Tax)                           10/04 at 102          AAA             4,128,920

        3,000   Ohio Air Quality Development Authority, Air Quality Development       4/07 at 102          AAA             2,925,270
                 Revenue Bonds (JMG Funding, Limited Partnership Project)
                 Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.5%

        1,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage       No Opt. Call          AAA             1,000,560
                 Refunding Revenue Bonds, Series G 1993, 5.500%, 1/01/21

                City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                Revenue Refunding Bonds, Series F, 1992B:
          255      6.500%, 1/01/11                                                    1/02 at 102          AAA               266,521
        3,720      6.250%, 1/01/16                                                    1/02 at 102          AAA             3,867,349

        2,000   City of Cleveland, Ohio, Waterworks Improvement and                   1/08 at 101          AAA             1,797,980
                 Refunding Revenue Bonds, Series I 1998, 5.000%, 1/01/28

           40   City of Cleveland, Ohio, Waterworks Improvement and                   1/06 at 102          AAA                40,201
                 Refunding First Mortgage Revenue Bonds, Series H 1996,
                 5.750%, 1/01/26

        2,500   City of Columbus, Ohio, Sewerage System Revenue Refunding             6/02 at 102          Aa2             2,610,100
                 Bonds, Series 1992, 6.250%, 6/01/08

        2,110   Hamilton County, Ohio, Sewer System Revenue Bonds,                    6/10 at 101          AAA             2,125,888
                 2000 Series A (The Metropolitan Sewer District of Greater
                 Cincinnati), 5.750%, 12/01/25

        1,000   County of Montgomery, Ohio, Water Revenue Bonds,                     11/02 at 102          AAA             1,031,480
                 Greater Moraine Beavercreek Sewer District, Series 1992,
                 6.250%, 11/15/17


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                   Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,000   Northeast Ohio Regional Sewer District, Wastewater Improvement       11/05 at 101          AAA           $ 2,021,860
                 Revenue Refunding Bonds, Series 1995, 5.600%, 11/15/16

        1,000   Ohio Water Development Authority, State of Ohio, Water                6/05 at 102          AAA             1,017,940
                 Development Revenue Bonds, 1995 Fresh Water Series,
                 5.900%, 12/01/21

        1,250   City of Oxford, Ohio, Water Supply System Mortgage Revenue,          12/02 at 102          AAA             1,307,821
                 Series 1992 Refunding Bonds, 6.000%, 12/01/14

        2,000   Southwest Regional Water District (Ohio), Waterworks System          12/05 at 101          AAA             2,054,300
                 Revenue Bonds, Series 1995, 6.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     217,085   Total Investments (cost $216,213,574) - 99.1%                                                            222,021,668
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       2,022,872
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $224,044,540
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            Nuveen Texas Quality Income Municipal Fund (NTX)
                                   Portfolio of INVESTMENTS July 31, 2000


    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 3.8%

$       4,500   Cass County Industrial Development Corporation (Texas),               3/10 at 101         BBB+           $ 4,568,895
                 Environmental Improvement Revenue Bonds, 2000 Series A
                 (International Paper Company Project), 6.600%, 3/15/24
                 (Alternative Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Sewage and Solid Waste              4/06 at 102          AA-             3,109,260
                 Disposal Facility Bonds (E.I. du Pont de Nemours and Company
                 Project), Series 1996, 6.400%, 4/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.9%

        2,255   Brazos Higher Education Authority, Inc., Student Loan Revenue         3/02 at 102            A             2,357,016
                 Refunding Bonds, Series 1992-A, 6.875%, 9/01/04
                 (Alternative Minimum Tax)

        1,055   Brazos Higher Education Authority, Inc., Student Loan Revenue ,      No Opt. Call          Aaa             1,117,456
                 Refunding Bonds, Series 1992C-1 6.650%, 11/01/04
                 (Alternative Minimum Tax)

          205   Brazos Higher Education Authority, Inc., Student Loan Revenue        No Opt. Call            A               217,585
                 Refunding Bonds, Subordinate  Series 1993A-2,
                 6.800%, 12/01/04 (Alternative Minimum Tax)

        3,035   City of Bryan, Texas (Brazos County), Lease Revenue Bonds            10/05 at 100          AAA             2,968,716
                 (Blinn College Project), Series 1995, 5.300%, 10/01/16

        1,000   City of Georgetown, Texas, Higher Education Finance Corporation,      2/04 at 100           A+             1,026,960
                 Higher Education Revenue Bonds, Series 1994 (Southwestern
                 University Project), 6.300%, 2/15/14

        1,000   Southwest Higher Education Authority (Texas), Higher Educational     10/08 at 101           A+               885,470
                 Facilities Revenue Bonds (Southern Methodist University),
                 Series 1998D, 5.000%, 10/01/22

        1,445   Tyler Junior College District (Smith and Van Zanlt Counties,          8/04 at 100          AAA             1,478,582
                 Texas), Combined Fee Improvement Revenue and Refunding
                 Bonds, Series 1994, 5.900%, 8/15/13

        2,000   Board of Regents of The University of Houston System,                 2/05 at 100          AAA             2,039,220
                 Consolidated Revenue Bonds, Series 1995, 6.000%, 2/15/17


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 5.3%

        5,000   Gulf Coast Waste Disposal Authority (Valero Energy Corporation        4/08 at 102         BBB-             4,172,900
                 Project), Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)

        5,000   Gulf Coast Industrial Development Authority, Waste Disposal           6/08 at 102         BBB-             4,175,400
                 Revenue Bonds (Valero Refining and Marketing Company
                 Project), Series 1997, 5.600%, 12/01/31
                 (Alternative Minimum Tax)

        3,000   Gulf Coast Waste Disposal Authority (Texas), Waste Disposal           4/09 at 101         BBB-             2,542,200
                 Revenue Bonds (Valero Energy Corporation Project),
                 Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.6%

        3,500   Abilene Health Facilities Development Corporation (Texas),            9/05 at 102          AAA             3,584,175
                 Hospital Revenue Refunding and Improvement Bonds (Hendrick
                 Medical Center Project), Series 1995C, 6.150%, 9/01/25

        2,000   Brazos County, Texas, Health Facilities Development Corporation,      7/07 at 102          AAA             1,872,220
                 Franciscan Services Corporation Obligated Group, Revenue
                 Bonds, Series 1997B, 5.375%, 1/01/28

                Gregg County (Texas), Health Facilities Development Corporation,
                Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                Series 2000:
        2,000     6.875%, 10/01/20                                                   10/10 at 101           AA             2,168,760
        3,250     6.375%, 10/01/25                                                   10/10 at 101           AA             3,341,098

        1,000   Harris County Health Facilities Development Corporation (Texas       10/09 at 101           AA               901,630
                 Children's Hospital Project), Series 1999A, Hospital Revenue
                 Bonds, 5.250%, 10/01/29

        5,750   Midland County Hospital District, Hospital Revenue Bonds,            No Opt. Call           A-             3,064,923
                 Series 1992, 0.000%, 6/01/11

        1,760   Parker County Hospital District, Texas Hospital Revenue Bonds         8/09 at 102          BBB             1,588,101
                 (Campbell Health System), Series 1999, 6.250%, 8/15/19

        4,500   Port of Corpus Christi Authority of Nueces County (Texas),            4/02 at 102          BBB             4,547,880
                 Pollution Control Revenue Bonds (Hoechst Celanese
                 Corporation), Series 1992, 6.875%, 4/01/17
                 (Alternative Minimum Tax)


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       5,350   Richardson Hospital Authority (Texas), Hospital Revenue Refunding    12/08 at 101         BBB+           $ 4,240,357
                 and Improvement Bonds (Baylor/Richardson Medical Center
                 Project), Series 1998, 5.625%, 12/01/28

        1,050   Tarrant County Health Facilities Development Corporation             11/08 at 101           A-               882,756
                 (Texas), Hospital Revenue Bonds,  Series 1998 Adventist
                 Health System/Sunbelt Obligated Group), 5.375%, 11/15/20

        1,500   Texas Health Facilities Development Corporation, Hospital             8/03 at 102          AAA             1,536,630
                 Revenue Bonds (All Saints Episcopal Hospitals of Fort Worth
                 Project), Series 1993B, 6.250%, 8/15/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.9%

          955   Baytown Housing Finance Corporation, Single Family Mortgage           9/02 at 103          Aa2             1,062,380
                 Revenue Refunding Bonds, Series 1992-A, 8.500%, 9/01/11

          845   El Paso Housing Finance Corporation, Single Family Mortgage           4/01 at 103           A2               919,825
                 Revenue Refunding Bonds, Series 1991A, 8.750%, 10/01/11

          610   City of Galveston Property Finance Authority, Inc., Single            9/01 at 103           A3               659,373
                 Family Mortgage Revenue Bonds, Series 1991A,
                 8.500%, 9/01/11

        1,675   The Harrison County Finance Corporation, Single Family               12/01 at 103           A1             1,720,527
                 Mortgage Revenue Refunding Bonds, Series 1991,
                 8.875%, 12/01/11

        1,070   Houston Housing Finance Corporation, Single Family                    6/03 at 102          AAA             1,080,614
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 5.950%, 12/01/10

          665   Port Arthur Housing Finance Corporation, Single Family                9/02 at 103            A               732,039
                 Mortgage Revenue Refunding Bonds, Series 1992,
                 8.700%, 3/01/12

        2,375   Texas Department of Housing and Community Affairs,                    9/06 at 102          AAA             2,405,163
                 Single Family Mortgage Revenue Bonds, 1996 Series E,
                 6.000%, 9/01/17

        2,400   Travis County Housing Finance Corporation (Texas), Residential       12/01 at 103          AAA             2,473,464
                 Mortgage Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Senior Bonds, Series 1991A,
                 7.050%, 12/01/25

          885   Victoria Housing Finance Corporation, Single Family Mortgage         No Opt. Call          Aaa               918,188
                 Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.4%

        3,400   Bell County Health Facilities Development Corporation,               11/08 at 101           A-             2,862,120
                 Retirement Facility Revenue Bonds (Buckner Retirement
                 Services, Inc. Obligated Group Project), Series 1998,
                 5.250%, 11/15/19

        2,000   Tarrant County Health Facilities Development Corporation,             1/08 at 105          AAA             2,006,820
                 Tax-Exempt Mortgage Revenue Bonds (South Central Nursing
                 Homes Inc. Project), Series 1997A, 6.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.1%

        1,000   Caddo Mills Independent School District (Hunt County, Texas),         2/05 at 100          N/R             1,071,310
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1995, 6.375%, 8/15/25

        4,130   Coppell Independent School District (Dallas County, Texas),      8/09 at 75 11/32          AAA             1,849,497
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14

        1,475   City of Corpus Christi (Texas), General Improvement and               3/02 at 100          AAA             1,522,392
                 Refunding Bonds, Series 1992, 6.700%, 3/01/08

        2,800   City of Ennis, Texas (Ennis County), General Obligation               8/02 at 100          AAA             2,896,236
                 Refunding and Improvement Bonds, Series 1992,
                 6.500%, 8/01/13

        2,000   Harlingen Consolidated Independent School District (Cameron           8/09 at 100          AAA             1,976,040
                 County, Texas), Unlimited Tax School Building Bonds,
                 Series 1999, 5.650%, 8/15/29

        3,600   Klein Independent School District (Harris County, Texas),             8/09 at 100          AAA             3,386,160
                 Unlimited Tax Schoolhouse Bonds, Series 1999A,
                 5.000%, 8/01/18

        5,220   Leander Independent School District (Williamson and Travis         8/09 at 46 3/4          AAA             1,414,777
                 Counties, Texas) Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/21

        1,545   Montgomery County (A political subdivision of the State            9/07 at 72 3/8          AAA               710,638
                 of Texas), Refunding Bonds, Series 1997, 0.000%, 3/01/14

        2,000   Northside Independent School District (Bexar County, Texas),          8/10 at 100          AAA             2,031,760
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,825   Socorro Independent School District (El Pasco County, Texas),         2/06 at 100          Aaa           $ 1,835,676
                 Unlimited Tax School Building Bonds, Series 1996,
                 5.750%, 2/15/21

        2,000   State of Texas, Veterans Land Bonds, Series 1994, General            12/04 at 100          Aa1             2,055,740
                 Obligation Bonds, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,490   State of Texas, Veterans Housing Assistance Bonds,                   12/03 at 102          Aa1             3,626,738
                 Series 1993, General Obligation Bonds, 6.800%, 12/01/23
                 (Alternative Minimum Tax)

        6,290   State of Texas, College Student Loan Bonds, Series 1997,              8/10 at 100          Aa1             5,558,662
                 5.000%, 8/01/22 (Alternative Minimum Tax)

                West Independent School District (McLennan and Hill Counties,
                Texas) Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/22                                                  8/13 at 61 7/32          AAA               267,140
        1,000    0.000%, 8/15/23                                                 8/13 at 57 31/32          AAA               250,480
        1,000    0.000%, 8/15/24                                                   8/13 at 54 7/8          AAA               235,330


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.1%

        4,500   City of Austin, Texas, Hotel Occupancy Tax Subordinate               11/09 at 100          AAA             4,532,625
                 Lien Revenue Refunding Bonds, Series 1999, 5.800%, 11/15/29

        1,450   Industrial Development Corporation of The City of Galveston,          9/05 at 100          AAA             1,471,257
                 Sales Tax Revenue Bonds, Series 1995, 5.750%, 9/01/15

        1,575   Harris County, Texas, Toll Road Unlimited Tax and Subordinate         8/02 at 102          Aa1             1,657,971
                 Lien Revenue Refunding Bonds, Series 1992A, 6.500%, 8/15/15

          800   City of Laredo, Texas (Webb County), Combination Tax                  8/04 at 100          AAA               830,640
                 and Waterworks System, Revenue Certificates of Obligation,
                 Series 1994, 5.625%, 8/15/11

        1,500   Puerto Rico Highway and Transportation Authority, Highway             7/16 at 100            A             1,481,160
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

        4,580   City of San Antonio, Texas, Hotel Occupancy Tax Revenue               8/06 at 102          AAA             4,570,611
                 Bonds (Henry B. Gonzalez Convention Center Project),
                 5.700%, 8/15/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.8%

        5,295   Alliance Airport Authority, Inc., Special Facilities Revenue         12/00 at 102         Baa1             5,371,883
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        5,020   Dallas-Fort Worth International Airport, Facility Improvement         5/02 at 102          AAA             5,259,956
                 Corporation, United Parcel Service, Inc. Revenue Bonds,
                 Series 1992, 6.600%, 5/01/32 (Alternative Minimum Tax)

        5,050   Dallas-Fort Worth International Airport Facility Improvement         11/09 at 101         Baa1             4,796,692
                 Corporation, American Airlines, Inc. Revenue Bonds,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        3,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding         8/04 at 102          AAA             2,910,450
                 Bonds, Series 1994, 5.375%, 8/15/20

          220   Harris County, Texas, Toll Road Senior Lien Revenue Refunding         8/02 at 102          AAA               231,493
                 Bonds, Series 1992A, 6.500%, 8/15/17

          320   Harris County, Texas, Toll Road Senior Lien Revenue Refunding         8/00 at 100          AAA               320,550
                 Bonds, Series 1992B, 6.625%, 8/15/17

        5,000   City of Houston, Texas, Airport System Subordinate Lien Revenue       7/01 at 102          AAA             5,174,850
                 Bonds, Series 1991A, 6.750%, 7/01/21 (Alternative Minimum Tax)

        2,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        6/06 at 102         Baa2             1,982,080
                 1996 Series A (American Airlines, Inc. Project),
                 6.250%, 6/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.4%

          270   Abilene Housing Development Corporation, First Lien Revenue          No Opt. Call       N/R***               288,833
                 Bonds, Series 1978, 7.000%, 7/01/08

        4,500   Amarillo Health Facilities Corporation, Hospital Revenue              1/02 at 102          AAA             4,711,860
                 Bonds (High Plains Baptist Hospital Project), Series 1992C,
                 6.500%, 1/01/07 (Pre-refunded to 1/01/02)

        1,000   The City of Beaumont, Texas, Public Improvement Bonds,                3/02 at 100          AAA             1,027,830
                 Series 1992, 6.250%, 3/01/10 (Pre-refunded to 3/01/02)

        1,975   City of Corpus Christi, Texas, General Improvement and                3/02 at 100          AAA             2,043,394
                 Refunding Bonds, Series 1992, 6.700%, 3/01/08
                 (Pre-refunded to 3/01/02)

        1,185   Fort Bend County Levee Improvement District No. 11                    9/04 at 100          AAA             1,287,147
                 (A Political Subdivision of the State of Texas), Unlimited Tax
                 Levee Improvement Bonds, Series 1994, 6.900%, 9/01/17
                 (Pre-refunded to 9/01/04)


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                   Portfolio of INVESTMENTS July 31, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*    RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,780   Harris County, Texas, Toll Road Senior Lien Revenue Refunding         8/02 at 102          AAA           $ 1,883,774
                 Bonds, Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

          425   Harris County, Texas, Toll Road Unlimited Tax and Subordinate         8/02 at 102       Aa1***               449,608
                 Lien Revenue Refunding Bonds, Series 1992, 6.500%, 8/15/15
                 (Pre-refunded to 8/15/02)

        6,110   Harris County Health Facilities Development Corporation               6/02 at 102        A3***             6,483,260
                 (Texas), Hospital Revenue Bonds (Memorial Hospital System
                 Project), Series 1992, 7.125%, 6/01/15 (Pre-refunded to 6/01/02)

          485   City of Houston, Texas, Water and Sewer System, Junior Lien          12/01 at 102          AAA               506,636
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17
                 (Pre-refunded to 12/01/01)

        1,000   North Central Texas Health Facilities Development Corporation,       No Opt. Call          AAA             1,010,690
                 Hospital Revenue Bonds (Presbyterian Healthcare System
                 Project), Series 1996B, 5.750%, 6/01/26

        2,500   Retama Development Corporation, Special Facilities Revenue           No Opt. Call          AAA             3,435,025
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/17

                City of San Antonio, Texas, Water System Revenue Refunding
                Bonds, Series 1992:
        1,310    6.500%, 5/15/10 (Pre-refunded to 5/15/02)                            5/02 at 102          AAA             1,380,491
          665    6.500%, 5/15/10                                                     No Opt. Call          AAA               729,678


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.8%

        2,000   Brazos River Authority (Texas), Collateralized Pollution Control      3/01 at 102         BBB+             2,063,880
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1994A, 7.875%, 3/01/21 (Alternative Minimum Tax)

        1,500   Brazos River Authority (Texas), Collateralized Pollution Control     12/02 at 102          AAA             1,544,550
                 Revenue Refunding Bonds (Texas Utilities Electric Company
                 Project), Series 1992, 6.500%, 12/01/27
                 (Alternative Minimum Tax)

        5,500   Brazos River Authority (Texas), Revenue Refunding Bonds               4/09 at 101         Baa1             4,729,615
                 (Reliant Energy, Inc. Project) Series 1999A, 5.375%, 4/01/19

        2,000   Harris County, Texas, Health Facilities Development Corporation,      2/10 at 100          AAA             2,007,960
                 Thermal Utility Revenue Bonds (TECO Project), Series 2000,
                 5.750%, 2/15/15 (Alternative Minimum Tax)

        1,500   Matagorda County Navigation District Number One (Texas),              7/03 at 102          AAA             1,515,780
                 Pollution Control Revenue Refunding Bonds (Central Power
                 and Light Company Project), Series 1993, 6.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.6%

        2,500   Bexar, Texas, Metropolitan Development Corporation,                   5/08 at 102          AAA             2,241,950
                 Water Facility Contract Revenue Bonds, Series 1998,
                 5.000%, 5/01/28

        7,000   City of Houston, Texas, Water and Sewer System, Junior Lien          No Opt. Call          AAA             1,398,810
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/27

        1,000   City of Houston, Texas, Water and Sewer System, Prior                12/02 at 102           A+             1,040,800
                 Lien Revenue Refunding Bonds, Series 1992B, 6.375%, 12/01/14

        5,000   City of Houston, Texas, Water and Sewer System Junior Lien           12/10 at 100          AAA             4,652,850
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30 (WI)

        6,200   City of Houston, Texas, Water and Sewer System Junior Lien           12/07 at 101          AAA             5,902,276
                 Revenue Bonds, Series 1997C, 5.375%, 12/01/27

        3,515   City of Houston, Texas, Water and Sewer System, Junior Lien          12/01 at 102          AAA             3,662,771
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17

        2,525   City of San Antonio, Texas, Water System Revenue                      5/02 at 102          AAA             2,651,473
                 Refunding Bonds, Series 1992, 6.500%, 5/15/10
------------------------------------------------------------------------------------------------------------------------------------
$     225,165   Total Investments (cost $203,572,011) - 100.7%                                                           205,160,438
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.7)%                                                                   (1,523,008)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $203,637,430
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                    Statement of
                              NET ASSETS July 31, 2000


                                                        ARIZONA          MICHIGAN          MICHIGAN             OHIO           TEXAS
                                                        PREMIUM           QUALITY           PREMIUM          QUALITY         QUALITY
                                                          (NAZ)             (NUM)             (NMP)            (NUO)           (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value                                  $92,751,703      $257,604,079      $163,514,686     $222,021,668    $205,160,438
Temporary investments in short-term municipal
   securities, at amortized cost, which
   approximates market value                                 --         2,000,000                --               --              --
Cash                                                    452,340         1,965,870           629,161               --              --
Receivables:
   Interest                                             766,129         3,687,584         2,196,365        2,755,774       3,567,276
   Investments sold                                   1,039,894         2,322,851                --        3,057,938       1,450,461
Other assets                                             15,906            16,717            11,680           14,239          19,732
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                   95,025,972       267,597,101       166,351,892      227,849,619     210,197,907
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                               --                --                --          334,559         952,444
Payable for investments purchased                     2,297,095         5,039,832                --        2,437,000       4,630,396
Accrued expenses:
   Management fees                                       50,602           141,833            90,394          121,946         110,830
   Other                                                 80,715           102,951           139,587          142,767         139,852
Preferred share dividends payable                        13,645            37,539            25,683           39,148          37,821
Common share dividends payable                          297,103           846,232           531,029          729,659         689,134
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                               2,739,160         6,168,387           786,693        3,805,079       6,560,477
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                          $92,286,812      $261,428,714      $165,565,199     $224,044,540    $203,637,430
====================================================================================================================================
Preferred shares, at liquidation value              $30,000,000      $ 94,000,000      $ 56,000,000     $ 77,000,000    $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                              1,200             3,760             2,240            3,080           2,760
====================================================================================================================================
Common shares outstanding                             4,369,696        11,513,997         7,695,609        9,476,358       9,440,806
====================================================================================================================================
Net asset value per Common share outstanding (net
   assets less Preferred shares at liquidation value,
   divided by Common shares outstanding)            $     14.25      $      14.54      $      14.24     $      15.52    $      14.26
====================================================================================================================================


                                 See accompanying notes to financial statements.

                    Statement of
                         OPERATIONS Year Ended July 31, 2000



                                                        ARIZONA         MICHIGAN           MICHIGAN             OHIO           TEXAS
                                                        PREMIUM          QUALITY            PREMIUM          QUALITY         QUALITY
                                                          (NAZ)            (NUM)              (NMP)            (NUO)           (NTX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $ 5,427,469       $15,796,919       $ 9,634,232      $13,337,223     $12,609,050
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                         594,051         1,665,203         1,053,631        1,432,382       1,306,309
Preferred shares - auction fees                          75,206           223,947           140,383          193,028         172,972
Preferred shares - dividend disbursing agent fees        10,028            20,053            20,053           23,998          20,053
Shareholders' servicing agent fees and expenses           5,001            29,371            19,447           34,497          12,532
Custodian's fees and expenses                            35,974            65,065            46,103           66,360          56,982
Directors'/Trustees' fees and expenses                    4,012             6,922             5,158            5,947           5,796
Professional fees                                         9,381            11,358            49,251           88,852          63,485
Shareholders' reports - printing and mailing expenses    11,288            27,606            16,834           22,941          20,618
Stock exchange listing fees                              14,504            26,068             8,041            9,377          10,093
Investor relations expense                                7,387            24,460            15,275           19,397          16,317
Other expenses                                            7,349            21,095             2,359            1,613           9,653
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit              774,181         2,121,148         1,376,535        1,898,392       1,694,810
   Custodian fee credit                                 (7,934)          (25,985)          (11,269)         (25,219)        (17,128)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            766,247         2,095,163         1,365,266        1,873,173       1,677,682
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 4,661,222        13,701,756         8,268,966       11,464,050      10,931,368
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment
   transactions                                         110,480           134,066           226,680        (648,266)     (1,016,933)
Change in net unrealized appreciation
   (depreciation) of investments                    (2,782,750)      (6,273,884)        (3,456,913)      (4,699,152)     (5,912,218)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                    (2,672,270)      (6,139,818)        (3,230,233)      (5,347,418)     (6,929,151)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $ 1,988,952       $ 7,561,938       $ 5,038,733      $ 6,116,632     $ 4,002,217
====================================================================================================================================

                                 See accompanying notes to financial statements.

                    Statement of
                         CHANGES IN NET ASSETS



                                        ARIZONA PREMIUM (NAZ)            MICHIGAN QUALITY (NUM)            MICHIGAN PREMIUM (NMP)
                                   ----------------------------      ------------------------------    ----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                       7/31/00          7/31/99           7/31/00           7/31/99         7/31/00         7/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 4,661,222      $ 4,613,736      $ 13,701,756      $ 13,203,200     $ 8,268,966     $ 8,041,945
Net realized gain (loss) from
   investment transactions             110,480          430,224           134,066         1,597,218         226,680         629,510
Change in net unrealized
   appreciation (depreciation)
   of investments                   (2,782,750)      (2,826,155)       (6,273,884)       (9,085,760)     (3,456,913)     (5,477,686)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
      from operations                1,988,952        2,217,805         7,561,938         5,714,658       5,038,733       3,193,769
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders              (3,737,712)      (3,625,685)      (10,559,526)      (10,504,407)     (6,371,737)     (6,315,050)
   Preferred shareholders           (1,096,502)        (905,767)       (3,452,672)       (2,399,721)     (2,058,248)     (1,644,995)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                      --               --         (871,610)         (698,100)              --              --
   Preferred shareholders                   --               --         (233,861)         (176,288)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (4,834,214)      (4,531,452)      (15,117,669)      (13,778,516)     (8,429,985)     (7,960,045)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       357,127          542,570           393,288         1,645,159         104,960         167,049
Preferred shares - net proceeds from
   sale of shares                           --               --                --        13,750,608              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions          357,127          542,570           393,288        15,395,767         104,960         167,049
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                    (2,488,135)      (1,771,077)       (7,162,443)        7,331,909      (3,286,292)     (4,599,227)
Net assets at the
   beginning of year                94,774,947       96,546,024       268,591,157       261,259,248     168,851,491     173,450,718
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year      $92,286,812      $94,774,947      $261,428,714      $268,591,157    $165,565,199    $168,851,491
===================================================================================================================================
Balance of undistributed
   net investment income
   at the end of year               $  120,939        $ 293,931        $  169,982         $ 480,424      $  227,429       $ 388,448
===================================================================================================================================



                                 See accompanying notes to financial statements.

                    Statement of
                         CHANGES IN NET ASSETS (continued)


                                                               OHIO QUALITY (NUO)                       TEXAS QUALITY (NTX)
                                                       ---------------------------------        --------------------------------
                                                         YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                            7/31/00              7/31/99             7/31/00             7/31/99
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                 $  11,464,050         $ 11,408,295        $ 10,931,368        $ 10,912,402
Net realized gain (loss) from investment
   transactions                                            (648,266)              76,311          (1,016,933)          1,295,649
Change in net unrealized appreciation
    (depreciation) of investments                        (4,699,152)          (4,993,222)         (5,912,218)         (7,972,278)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                6,116,632            6,491,384           4,002,217           4,235,773
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                   (9,203,697)          (9,243,823)         (8,553,372)         (8,508,627)
   Preferred shareholders                                (2,750,729)          (2,225,720)         (2,571,967)         (2,109,132)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                           --                   --            (875,163)           (701,466)
   Preferred shareholders                                        --                   --            (214,112)           (203,285)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                        (11,954,426)         (11,469,543)        (12,214,614)        (11,522,510)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                            921,543              998,544              65,432             402,016
Preferred shares - net proceeds from
   sale of shares                                                --                   --                  --                  --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions                               921,543              998,544              65,432             402,016
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                    (4,916,251)          (3,979,615)         (8,146,965)         (6,884,721)
Net assets at the beginning of year                     228,960,791          232,940,406         211,784,395         218,669,116
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                          $224,044,540         $228,960,791        $203,637,430        $211,784,395
================================================================================================================================
Balance of undistributed net
   investment income at the end of year                $     85,304         $    575,680        $    200,334        $    394,305
================================================================================================================================


                                 See accompanying notes to financial statements.

                    Notes to
                         FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) and Nuveen Texas Quality Income Municipal Fund (NTX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2000, Arizona Premium (NAZ), Michigan Quality (NUM), Ohio Quality (NUO) and Texas Quality (NTX) had outstanding when-issued purchase commitments of $2,297,095, $5,039,832, $2,437,000 and $4,630,396, respectively. There were no such outstanding purchase commitments in Michigan Premium.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended July 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

                    Notes to
                         FINANCIAL STATEMENTS (continued)


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                      ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                      PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
                                         (NAZ)         (NUM)        (NMP)        (NUO)        (NTX)
--------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                --            --          840          680          760
   Series Th                            1,200         3,200        1,400        1,400        2,000
   Series Th2                              --            --           --        1,000           --
   Series F                                --           560           --           --           --
--------------------------------------------------------------------------------------------------
Total                                   1,200         3,760        2,240        3,080        2,760
==================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Reclassification
Certain amounts have been reclassified in the 1999 Financial Highlights to conform to the 2000 presentation.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                         ARIZONA PREMIUM (NAZ)     MICHIGAN QUALITY (NUM)
                                                       ------------------------   -----------------------
                                                       YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          7/31/00      7/31/99       7/31/00      7/31/99
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                    23,803        32,273       24,984       97,921
=========================================================================================================
Preferred shares sold                                          --            --           --          560
=========================================================================================================

                                                        MICHIGAN PREMIUM (NMP)      OHIO QUALITY (NUO)
                                                       ------------------------   -----------------------
                                                       YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          7/31/00       7/31/99      7/31/00      7/31/99
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                     7,104        10,819       57,710       53,929
=========================================================================================================
Preferred shares sold                                          --            --           --           --
=========================================================================================================

                                                                                    TEXAS QUALITY (NTX)
                                                                                  -----------------------
                                                                                  YEAR ENDED   YEAR ENDED
                                                                                    7/31/00       7/31/99
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                                4,269       25,102
=========================================================================================================
Preferred shares sold                                                                     --           --
=========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid September 1, 2000, to shareholders of record on August 15, 2000, as follows:

                                    ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                    PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
                                       (NAZ)         (NUM)        (NMP)        (NUO)        (NTX)
-------------------------------------------------------------------------------------------------
Dividend per share                   $.0680        $.0735       $.0690       $.0770       $.0730
=================================================================================================

                    Notes to
                         FINANCIAL STATEMENTS (continued)

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended July 31, 2000, were as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
                                                (NAZ)         (NUM)        (NMP)        (NUO)        (NTX)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities        $31,022,974   $65,053,135  $55,340,267  $23,959,226  $67,470,288
   Short-term municipal securities        14,200,000    21,500,000   12,200,000    9,900,000    5,500,000
Sales and maturities:
   Long-term municipal securities         29,986,508    64,428,988   55,739,981   23,608,886   64,948,991
   Short-term municipal securities        14,200,000    20,500,000   12,200,000    9,900,000    5,500,000
=========================================================================================================


At July 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                             ARIZONA      MICHIGAN       MICHIGAN           OHIO          TEXAS
                                             PREMIUM       QUALITY        PREMIUM        QUALITY        QUALITY
                                                (NAZ)         (NUM)          (NMP)          (NUO)          (NTX)
---------------------------------------------------------------------------------------------------------------
                                         $90,950,858  $253,508,102   $160,186,584   $216,594,480   $204,169,338
===============================================================================================================

At July 31, 2000, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           ARIZONA     MICHIGAN         OHIO        TEXAS
                                                           PREMIUM      PREMIUM      QUALITY      QUALITY
                                                              (NAZ)        (NMP)        (NUO)        (NTX)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                   $     --  $        --  $   780,558     $     --
   2003                                                    261,670           --       16,493           --
   2004                                                         --    1,571,409      622,243           --
   2005                                                         --           --           --           --
   2006                                                         --           --           --           --
   2007                                                         --           --           --           --
   2008                                                         --           --      279,929      419,606
----------------------------------------------------------------------------------------------------------
Total                                                     $261,670   $1,571,409   $1,699,223     $419,606
=========================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2000, were as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
                                                (NAZ)         (NUM)        (NMP)        (NUO)        (NTX)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $ 3,561,348   $ 9,987,736  $ 5,466,000  $ 7,410,804  $ 7,167,420
   depreciation                           (1,760,503)   (3,891,759)  (2,137,898)  (1,983,616)  (6,176,320)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation              $ 1,800,845   $ 6,095,977  $ 3,328,102  $ 5,427,188  $   991,100
=========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                    Notes to
                         FINANCIAL STATEMENTS (continued)

7. COMPOSITION OF NET ASSETS
At July 31, 2000, net assets consisted of:

                                                                        ARIZONA       MICHIGAN       MICHIGAN
                                                                        PREMIUM        QUALITY        PREMIUM
                                                                           (NAZ)          (NUM)          (NMP)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $ 30,000,000   $ 94,000,000   $ 56,000,000
Common shares, $.01 par value per share                                  43,697        115,140         76,956
Paid-in surplus                                                      60,583,001    160,751,953    107,504,120
Balance of undistributed net investment income                          120,939        169,982        227,429
Accumulated net realized gain (loss) from investment transactions      (305,421)       118,742     (1,730,440)
Net unrealized appreciation of investments                            1,844,596      6,272,897      3,487,134
-------------------------------------------------------------------------------------------------------------
Net assets                                                         $ 92,286,812   $261,428,714   $165,565,199
=============================================================================================================
Authorized shares:
   Common                                                           200,000,000    200,000,000    200,000,000
   Preferred                                                          1,000,000      1,000,000      1,000,000
=============================================================================================================

                                                                                          OHIO          TEXAS
                                                                                       QUALITY        QUALITY
                                                                                          (NUO)          (NTX)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                                           $ 77,000,000   $ 69,000,000
Common shares, $.01 par value per share                                                 94,764         94,408
Paid-in surplus                                                                    143,136,506    133,771,194
Balance of undistributed net investment income                                          85,304        200,334
Accumulated net realized gain (loss) from investment transactions                    2,080,128)    (1,016,933)
Net unrealized appreciation of investments                                           5,808,094      1,588,427
-------------------------------------------------------------------------------------------------------------
Net assets                                                                        $224,044,540   $203,637,430
=============================================================================================================
Authorized shares:
   Common                                                                          200,000,000      Unlimited
   Preferred                                                                         1,000,000      Unlimited
=============================================================================================================

         Financial HIGHLIGHTS
Selected data for a common share outstanding throughout each year ended July 31:
                                    Investment Operations                               Less Distributions
                        --------------------------------------  -------------------------------------------------------------

                                                                       Net         Net
                                                 Net            Investment  Investment       Capital    Capital
                                           Realized/             Income to   Income to      Gains to   Gains to
           Beginning           Net        Unrealized                Common   Preferred        Common  Preferred
           Net Asset    Investment        Investment                Share-      Share-        Share-     Share-
               Value        Income        Gain (Loss)    Total     holders    holders+       holders   holders+         Total
ARIZONA PREMIUM (NAZ)
Year Ended 7/31:
2000          $14.90         $1.06             $(.61)    $ .45       $(.85)     $ (.25)          $--        $--        $(1.10)
1999           15.43          1.07              (.55)      .52        (.84)       (.21)           --         --         (1.05)
1998           15.34          1.05               .10      1.15        (.83)       (.23)           --         --         (1.06)
1997           14.51          1.06               .81      1.87        (.82)       (.22)           --         --         (1.04)
1996           14.12          1.05               .38      1.43        (.80)       (.24)           --         --         (1.04)
MICHIGAN QUALITY (NUM)
Year Ended 7/31:
2000           15.20          1.19              (.53)      .66        (.92)       (.30)         (.08)      (.02)        (1.32)
1999           15.91          1.15              (.63)      .52        (.92)       (.21)         (.06)      (.02)        (1.21)
1998           15.95          1.17              (.01)     1.16        (.95)       (.24)         (.01)        --         (1.20)
1997           15.28          1.18               .72      1.90        (.95)       (.24)         (.03)      (.01)        (1.23)
1996           15.10          1.19               .27      1.46        (.95)       (.24)         (.07)      (.02)        (1.28)
MICHIGAN PREMIUM (NMP)
Year Ended 7/31:
2000           14.68          1.07              (.41)      .66        (.83)       (.27)           --         --         (1.10)
1999           15.30          1.05              (.64)      .41        (.82)       (.21)           --         --         (1.03)
1998           15.14          1.04               .19      1.23        (.82)       (.25)           --         --         (1.07)
1997           14.16          1.05               .97      2.02        (.80)       (.24)           --         --         (1.04)
1996           13.73          1.05               .41      1.46        (.78)       (.25)           --         --         (1.03)
OHIO QUALITY (NUO)
Year Ended 7/31:
2000           16.13          1.21              (.56)      .65        (.97)       (.29)           --         --         (1.26)
1999           16.65          1.21              (.51)      .70        (.98)       (.24)           --         --         (1.22)
1998           16.57          1.22               .09      1.31        (.97)       (.26)           --         --         (1.23)
1997           15.69          1.23               .88      2.11        (.96)       (.27)           --         --         (1.23)
1996           15.33          1.23               .35      1.58        (.95)       (.27)           --         --         (1.22)
TEXAS QUALITY (NTX)
Year Ended 7/31:
2000           15.13          1.16              (.74)      .42        (.91)       (.27)         (.09)      (.02)        (1.29)
1999           15.90          1.16              (.72)      .44        (.90)       (.22)         (.07)      (.02)        (1.21)
1998           15.86          1.17               .07      1.24        (.93)       (.27)           --         --         (1.20)
1997           15.06          1.19               .81      2.00        (.94)       (.26)           --         --         (1.20)
1996           14.91          1.21               .21      1.42        (.95)       (.27)         (.04)+++   (.01)+++     (1.27)


                                                       Total Returns
                                                   --------------------
          Organization
          and Offering
             Costs and                                            Based
             Preferred       Ending                 Based            on
                 Share          Net       Ending       on           Net
          Underwriting        Asset       Market   Market         Asset
             Discounts        Value        Value    Value*        Value*
ARIZONA PREMIUM (NAZ)
Year Ended 7/31:
2000               $--       $14.25     $14.6250    (8.80)%        1.61%
1999                --        14.90      17.0000     8.67          1.92
1998                --        15.43      16.4375    12.18          6.14
1997                --        15.34      15.4375    17.81         11.74
1996                --        14.51      13.8750     7.83          8.48
MICHIGAN QUALITY(NUM)
Year Ended 7/31:
2000                --        14.54      14.0000    (9.92)         2.51
1999              (.02)       15.20      16.6875     2.18          1.62
1998                --        15.91      17.3125    10.27          5.97
1997                --        15.95      16.6250    14.02         11.19
1996                --        15.28      15.5000    11.32          8.07
MICHIGAN PREMIUM (NMP)
Year Ended 7/31:
2000                --        14.24      13.2500    (6.16)         2.95
1999                --        14.68      15.0625     5.95          1.23
1998                --        15.30      15.0000    13.74          6.62
1997                --        15.14      13.9375    14.95         12.97
1996                --        14.16      12.8750    14.00          8.88
OHIO QUALITY (NUO)
Year Ended 7/31:
2000                --        15.52      16.6250    (1.80)         2.50
1999                --        16.13      18.0000     5.09          2.74
1998                --        16.65      18.0625    10.14          6.53
1997                --        16.57      17.3125    14.70         12.14
1996                --        15.69      16.0000    12.39          8.68
TEXAS QUALITY (NTX)
Year Ended 7/31:
2000                --        14.26      12.9375    (7.93)         1.15
1999                --        15.13      15.1875     2.97          1.21
1998                --        15.90      15.6875     6.45          6.27
1997                --        15.86      15.6250    11.76         11.93
1996                --        15.06      14.8750    14.60          7.72


                                                              Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                             Before Credit                                       After Credit**
                           -------------------------------------------------    --------------------------------------------------

                                      Ratio of Net              Ratio of Net               Ratio of Net               Ratio of Net
                             Ratio of   Investment     Ratio of    Investment     Ratio of   Investment     Ratio of    Investment
                             Expenses    Income to     Expenses    Income to      Expenses    Income to     Expenses     Income to
                           to Average      Average   to Average      Average    to Average      Average   to Average       Average
                   Ending  Net Assets   Net Assets        Total        Total    Net Assets   Net Assets        Total         Total
                      Net  Applicable   Applicable   Net Assets   Net Assets    Applicable   Applicable   Net Assets    Net Assets
                    Asset   to Common    to Common    Including    Including     to Common    to Common    Including     Including
                     (000)     Shares++     Shares++  Preferred++  Preferred++      Shares++     Shares++  Preferred++   Preferred++
ARIZONA PREMIUM (NAZ)
Year Ended 7/31:
2000             $ 92,287        1.26%        7.58%         .85%        5.09%         1.25%        7.59%         .84%         5.10%
1999               94,775        1.29         6.88          .89         4.75          1.29         6.88          .89          4.75
1998               96,546        1.28         6.85          .88         4.71          1.28         6.85          .88          4.71
1997               95,731        1.29         7.18          .87         4.86          1.29         7.18          .87          4.86
1996               92,095        1.33         7.22          .90         4.88          1.33         7.22          .90          4.88
MICHIGAN QUALITY(NUM)
Year Ended 7/31:
2000              261,429        1.29         8.29          .82         5.28          1.27         8.31          .81          5.29
1999              268,591        1.19         7.28          .82         5.02          1.19         7.28          .82          5.03
1998              261,259        1.19         7.35          .82         5.09          1.19         7.35          .82          5.09
1997              260,247        1.21         7.64          .83         5.23          1.21         7.64          .83          5.23
1996              251,033        1.21         7.77          .83         5.29          1.21         7.77          .83          5.29
MICHIGAN PREMIUM (NMP)
Year Ended 7/31:
2000              165,565        1.29         7.73          .85         5.07          1.28         7.74          .84          5.08
1999              168,851        1.29         6.82          .87         4.62          1.28         6.83          .87          4.63
1998              173,451        1.29         6.87          .87         4.64          1.29         6.87          .87          4.64
1997              172,275        1.29         7.27          .86         4.83          1.29         7.27          .86          4.83
1996              164,688        1.32         7.38          .87         4.87          1.32         7.38          .87          4.87
OHIO QUALITY (NUO)
Year Ended 7/31:
2000              224,045        1.31         7.88          .85         5.15          1.29         7.89          .84          5.16
1999              228,961        1.26         7.26          .84         4.87          1.25         7.27          .84          4.88
1998              232,940        1.29         7.37          .86         4.92          1.29         7.37          .86          4.92
1997              231,232        1.30         7.73          .85         5.08          1.30         7.73          .85          5.08
1996              222,151        1.32         7.79          .87         5.09          1.32         7.79          .87          5.09
TEXAS QUALITY (NTX)
Year Ended 7/31:
2000              203,637        1.27         8.18          .84         5.39          1.26         8.19          .83          5.40
1999              211,784        1.23         7.31          .84         5.00          1.23         7.32          .84          5.00
1998              218,669        1.22         7.40          .83         5.06          1.22         7.40          .83          5.06
1997              217,999        1.22         7.81          .83         5.27          1.22         7.81          .83          5.27
1996              210,423        1.23         7.95          .83         5.36          1.23         7.95          .83          5.36


                     Ratios/Supplemental Data
                 ---------------------------------
                            Portfolio
                             Turnover
                                 Rate

ARIZONA PREMIUM (NAZ)
Year Ended 7/31:
2000                              33%
1999                               6
1998                              17
1997                              11
1996                              15
MICHIGAN QUALITY (NUM)
Year Ended 7/31:
2000                              25
1999                              21
1998                               8
1997                              11
1996                              15
MICHIGAN PREMIUM (NMP)
Year Ended 7/31:
2000                              34
1999                               9
1998                               6
1997                               4
1996                              17
OHIO QUALITY (NUO)
Year Ended 7/31:
2000                              11
1999                               3
1998                               9
1997                              25
1996                              19
TEXAS QUALITY (NTX)
Year Ended 7/31:
2000                              32
1999                              19
1998                              17
1997                              13
1996                              17


                  Municipal Auction Rate Cumulative
                    Preferred Stock at End of Year
                  ----------------------------------

                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                     (000)    Per Share    Per Share
ARIZONA PREMIUM (NAZ)
Year Ended 7/31:
2000              $30,000       $25,000      $76,906
1999               30,000        25,000       78,979
1998               30,000        25,000       80,455
1997               30,000        25,000       79,776
1996               30,000        25,000       76,745
MICHIGAN QUALITY (NUM)
Year Ended 7/31:
2000               94,000        25,000       69,529
1999               94,000        25,000       71,434
1998               80,000        25,000       81,644
1997               80,000        25,000       81,327
1996               80,000        25,000       78,448
MICHIGAN PREMIUM (NMP)
Year Ended 7/31:
2000               56,000        25,000       73,913
1999               56,000        25,000       75,380
1998               56,000        25,000       77,433
1997               56,000        25,000      76,908
1996               56,000        25,000       73,521
OHIO QUALITY (NUO)
Year Ended 7/31:
2000               77,000        25,000       72,742
1999               77,000        25,000       74,338
1998               77,000        25,000       75,630
1997               77,000        25,000       75,075
1996               77,000        25,000       72,127
TEXAS QUALITY (NTX)
Year Ended 7/31:
2000               69,000        25,000       73,782
1999               69,000        25,000       76,733
1998               69,000        25,000       79,228
1997               69,000        25,000       78,985
1996               69,000        25,000       76,240

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

+++ The amounts shown include distributions in excess of capital gains of $.008 for Common shareholders and $.002 for Preferred shareholders.


Build Your Wealth
                  AUTOMATICALLY



Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.







NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund
     INFORMATION




BOARD OF DIRECTORS/TRUSTEES             CUSTODIAN, TRANSFER AGENT
Robert P. Bremner                       AND SHAREHOLDER SERVICES
Lawrence H. Brown                       The Chase Manhattan Bank
Anne E. Impellizzeri                    4 New York Plaza
Peter R. Sawers                         New York, NY 10004-2413
William J. Schneider                    (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                     LEGAL COUNSEL
                                        Morgan, Lewis &
FUND MANAGER                            Bockius LLP
Nuveen Advisory Corp.                   Washington, D.C.
333 West Wacker Drive
Chicago, IL 60606                       INDEPENDENT AUDITORS
                                        Ernst & Young LLP
                                        Chicago, IL




Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended July 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS

Photo of: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.


With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.


To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


LOGO: Invest well. Look ahead. LEAVE YOUR MARK.(sm) NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive                            FAN-1-7-00
Chicago, IL 60606 o www.nuveen.com